UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)

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GIBRALTAR INDUSTRIES, INC. ___________________________________________________________________________________ (Name of Registrant as Specified In Its Charter)
___________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GIBRALTAR INDUSTRIES, INC.

3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

____________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 19, 2005
____________________________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Gibraltar Industries, Inc., a Delaware corporation (the "Company"), will be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on May 19, 2005, at 11:00 a.m., local time, for the following purposes:

1. To elect three Class I Directors to hold office until the 2008 Annual Meeting and until their successors have been elected and qualified.

2. To take action upon the proposed adoption of Gibraltar Industries, Inc. 2005 Equity Incentive Plan.

3. To take action upon and transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 24, 2005, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

Stockholders who do not expect to attend the meeting in person are urged to vote, sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose.

JOHN E. FLINT Secretary

Dated: April 22, 2005

GIBRALTAR INDUSTRIES, INC.
3556 Lake Shore Road
PO Box 2028
Buffalo, New York 14219-0228

PROXY STATEMENT
_________________________________________________

This Proxy Statement and the accompanying form of proxy are being furnished in connection with the solicitation by the Board of Directors of Gibraltar Industries, Inc., a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on May 19, 2005 at 11:00 a.m., local time, and at any adjournment or adjournments thereof. The close of business on March 24, 2005, has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting. At the close of business on March 24, 2005 the Company had outstanding 29,701,280 shares of common stock, $.01 par value per share ("Common Stock"), the holders of which are entitled to one vote per share on each matter properly brought before the Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders on or about April 22, 2005.

The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to the use of the mail, proxies may be solicited by personal interviews and by telephone by Directors, officers and employees of the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

The shares represented by all valid proxies in the enclosed form will be voted if received in time for the Annual Meeting in accordance with the specifications, if any, made on the proxy card. If no specification is made, the proxies will be voted FOR the nominees for Director named in this Proxy Statement and FOR the approval of the adoption of the Gibraltar Industries 2005 Equity Incentive Plan.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Each nominee for election as a Director requires a plurality of the votes cast in order to be elected. A plurality means that the nominees with the largest number of votes are elected as Director up to the maximum number of Directors to be elected at the Annual Meeting. Each other proposal submitted to the stockholders requires the affirmative vote of holders of a majority of the votes present at the meeting, in person or by proxy, entitled to vote. With respect to the election of Directors, only shares that are voted in favor of a particular nominee will be counted towards achievement of a plurality; where a stockholder properly withholds authority to vote for a particular nominee, such shares will not be counted towards such nominee's or any other nominee's achievement of plurality. With respect to the other proposals to be voted upon: (i) if a stockholder specifies an abstention from voting on a proposal, such shares are considered present at the meeting for such proposal but, since they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal and (ii) shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not have the effect of either an affirmative or negative vote as to the matters with respect to which a beneficial holder has not provided voting instructions.

The execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary, by appearing at the Annual Meeting and so stating, or by submitting another duly executed proxy bearing a later date.

PROPOSAL 1

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides that the Board of Directors shall consist of not less than three nor more than fifteen Directors who shall be divided into three classes, with the term of one class expiring each year. The Board of Directors is presently comprised of seven members: Brian J. Lipke, Arthur A. Russ, Jr. and William P. Montague, Class I Directors whose terms expire in 2005; David N. Campbell and Robert E. Sadler, Jr., Class III Directors whose terms expire in 2006; and Gerald S. Lippes and William J. Colombo, Class II Directors whose terms expire in 2007.  At the Annual Meeting of Stockholders in 2005, three Class I Directors shall be elected to hold office for a term expiring in 2008.  Brian J. Lipke, Arthur A. Russ, Jr., and William P. Montague have been nominated by the Board of Directors for election as such Class I Directors.

Unless instructions to the contrary are received, it is intended that the shares represented by proxies will be voted for the election of Brian J. Lipke, Arthur A. Russ, Jr. and William P. Montague as Directors. Mr. Lipke and Mr. Russ have been Directors of the Company since its formation and have been previously elected by the Company's stockholders. Mr. Montague has been a director of the Company since the consummation of the Company's initial public offering and has been previously elected by the Company's stockholders. If Messrs. Lipke, Russ or Montague become unavailable for election for any reason, it is intended that the shares represented by the proxies solicited herewith will be voted for such other person as the Board of Directors shall designate. Each of Messrs. Lipke, Russ and Montague have consented to being named in this proxy statement and to serve if elected to office.

The following information is provided concerning the Directors and the nominees for election as Class I Directors:

Brian J. Lipke has been Chairman of the Board and Chief Executive Officer and a Director of the Company since its formation. He has been Chief Executive Officer of Gibraltar Steel Corporation of New York ("Gibraltar New York"), a predecessor and current subsidiary of the Company, since 1987, and has been in charge of the Company's other subsidiaries since their formation. He also served as President of both the Company and Gibraltar New York through 1999. From 1972 to 1987, Mr. Lipke held various positions with Gibraltar New York in production, purchasing and divisional management. He is also a director of Merchants Mutual Insurance Company, Moog Inc. and the Buffalo Branch of the Federal Reserve Board.

Gerald S. Lippes has served as a Director of the Company since its formation and was Secretary of the Company from December 2002 through November 2003. He has been engaged in the private practice of law since 1965 and is a partner in the firm of Lippes Mathias Wexler Friedman LLP, located in Buffalo, New York. Mr. Lippes is also a director of several private companies.

Arthur A. Russ, Jr. has served as a Director of the Company since its formation. He has been engaged in the private practice of law since 1969 and is a partner in the firm of Phillips Lytle LLP, located in Buffalo, New York. Mr. Russ is also a director of several private companies and nonprofit entities.

David N. Campbell has served as a Director of the Company since the consummation of the Company's initial public offering. He is currently a Managing Director of Innovation Advisors, an investment banking firm. He served as President and Chief Executive Officer of Xpedior, Inc. from September 1999 through November 2000.  From July 1995 to September 1999, he was President of BBN Systems & Technologies and its successor, GTE Laboratories and Technologies. He also is the former Chairman of the Board and Chief Executive Officer of Computer Task Group, Incorporated and the former Chairman of the Board of Dunlop Tire Corporation. Mr. Campbell also serves as a Director of Tektronix Corporation, Apropos Technology and Power Steering, Inc.

William P. Montague has served as a Director of the Company since the consummation of the Company's initial public offering. He served as Executive Vice President and Chief Financial Officer of Mark IV Industries, Inc. from 1986 to February 1996, President and Director from March 1996 through October 2004, and as Chief Executive Officer and Director of the company since November 2004.  Mr. Montague is also a director of IIMAK (International Imaging Materials, Inc.).

William J. Colombo has served as a Director of the Company since his appointment by the Board of Directors in August 2003 to fill a seat left vacant by the resignation of a former Director.  He served as Chief Operating Officer and Executive Vice President of Dick's Sporting Goods, Inc. from 1995 to 1998.  From 1998 to 2001, he served as President of dsports.com LLC, the Internet commerce subsidiary of Dick's.  In 2002, he became President, Chief Operating Officer and Director of Dick's.

Robert E. Sadler, Jr. has served as a Director of the Company since his appointment by the Board of Directors in January 2004.  He served as President of M&T Bank from 1996 to 2003, and as Chairman since July 2003.  He also serves as Executive Vice President of M&T Bank's parent, M&T Bank Corporation. Mr. Sadler is also a director of several private companies and nonprofit entities.

Vote Required. The affirmative vote of a plurality of the shares of Common Stock present, in person or by proxy, is required for the election of the Directors, assuming a quorum is present or represented at the meeting.

The Board of Directors recommends a vote "FOR" the nominees for Class I Directors.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 2004, the Board of Directors held seven meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which he served during the period, except Mr. Sadler who attended 50% of the aggregate of such meetings.

Audit Committee

The Board of Directors has a standing Audit Committee comprised of Messrs. Campbell, Sadler and Montague, each of whom is independent. The Audit Committee assists the Board of Directors in its oversight of matters relating to the financial reporting process, the system of internal accounting control and management of financial risks, the audit process and compliance with laws and regulations and the Company's code of business conduct. The Board of Directors has adopted an amended and restated charter for the Audit Committee. The Audit Committee held ten meetings in 2004.  The Board of Directors has made a determination that Mr. Campbell, an independent director, is an "audit committee financial expert" under the standards established by Item 401 (h) (2) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  Mr. Campbell's business experience is set forth above under "Election of Directors".

Compensation Committee

The Compensation Committee consisted of Messrs. Lippes, Russ and Montague in the first quarter of 2004.  On March 30, 2004, Mr. Colombo replaced Mr. Russ on the Committee.  The Committee held seven meetings in 2004.  The Committee makes recommendations concerning salaries and incentive compensation for executives of and consultants to the Company.  The Board of Directors has adopted a Charter for the Compensation Committee.

Nominating Committee

The Nominating Committee consisted of Messrs. Russ, Colombo and Sadler and held no meetings in 2004.  A meeting in which the current nominees for director were nominated was held on February 9, 2005.  The Nominating Committee identifies and nominates individuals qualified to become board and committee members.  The Board of Directors has adopted a Charter for the Nominating Committee.

In evaluating potential nominees, the Nominating Committee considers a nominee's experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee determines shall qualify an individual for Board service; whether such person is "independent" within the meaning of such term in accordance with the applicable listing standards of the National Association of Securities Dealer's listing standards and the rules promulgated by the Securities and Exchange Commission; financial expertise of a potential nominee; and particular or unique needs of the Company at the time a nominee is being considered.

The Company has adopted a policy regarding shareholder recommendations of nominees to the Nominating Committee. A shareholder may recommend a nominee for consideration by the Nominating Committee by sending a recommendation, in writing, to the Secretary of the Company or any member of the nominating committee, together with such supporting material as the shareholder deems appropriate.  Any person recommended by a shareholder in accordance with this policy will be considered by the Nominating Committee in the same manner and by the same criteria as other potential nominees.

Communication with the Board of Directors

The Board of Directors has established a policy with respect to shareholder communication with the directors. Shareholders may send communications to the Board of Directors in care of the Secretary of the Company at its headquarters located at 3556 Lake Shore Road, P.O. Box 2028, Buffalo, NY 14219-0228.  All mail will be opened and logged in.  All communication, other than trivial communications or obscene material shall be forwarded promptly to the directors.  Trivial material will be delivered at the next meeting of the Board of Directors.  Mail addressed to a particular member of the Board of Directors will be forwarded to that member.  Mail addressed to "Outside Directors" or "Non-Management Directors" or similar addressees shall be sent to the chairman of the Audit Committee.

The Company does not have a policy regarding director attendance at the annual meeting.  Last year's annual meeting was attended by Brian J. Lipke, Arthur A. Russ, Jr., David N. Campbell, William P. Montague, Robert E. Sadler, Jr. and William J. Colombo.

Independent Directors

Each of David N. Campbell, Robert E. Sadler, Jr., William J. Colombo and William P. Montague is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Directors and Executive Officers

The following table sets forth certain information regarding the Directors and executive officers of the Company:

Name	Age	Position(s) Held
Brian J. Lipke	53	Chairman of the Board and Chief Executive Officer
Henning Kornbrekke	60	President and Chief Operating Officer
David W. Kay	56	Executive Vice President, Chief Financial Officer and Treasurer
Walter T. Erazmus(1)	57	President (retired)
Carl P. Spezio(2)	59	Executive Vice President (resigned)
Kenneth W. Matz(3)	53	Vice President (resigned)
John E. Flint	58	Senior Vice President, Controller and Secretary
Paul M. Murray	52	Senior Vice President
Gerald S. Lippes	65	Director
David N. Campbell	63	Director
William P. Montague	58	Director
Arthur A. Russ, Jr.	62	Director
William J. Colombo	49	Director
Robert E. Sadler, Jr.	59	Director

_________________________________

(1)     Walter T. Erazmus retired as President of the Company effective January 31, 2004

(2)     Carl P. Spezio resigned as an officer of the Company effective December 7, 2004.  He continues to serve as Group President of the Thermal Processing Group.

(3)     Kenneth W. Matz resigned as an officer of the Company effective December 7, 2004.  He continues to serve as Group President of the Processed Metals Group.

Recent business experience of the Directors is set forth above under "Election of Directors." Recent business experience of the executive officers who are not also Directors is as follows:

Henning Kornbrekke has served as Chief Operating Officer of the Company since December 2, 2004, President of the Company since February 2004 and as Vice President of the Company and President of its Building Products Group, from January 2002 to January 2004. Prior thereto, Mr. Kornbrekke served as the Chief Executive Officer of a division of Rexam, PLC and before that as President and General Manager of the hardware division of the Stanley Works. Mr. Kornbrekke also serves as a director of a private company.

David W. Kay has been Executive Vice President, Chief Financial Officer and Treasurer since joining the Company in April 2004.  Prior thereto, he was a Director, Vice President, Treasurer and Chief Financial Officer of Tecumseh Products Company and before that Corporate Controller of RTI International Metals, Inc.

Walter T. Erazmus was President of the Company from June 1999 until his retirement in January 2004. Prior thereto, he served as Executive Vice President - Finance of the Company and Chief Financial Officer of the Company from November 1994 until becoming President and he was Vice President of Gibraltar New York from 1977 until his retirement. Mr. Erazmus also serves as a member of the board of directors of Mark IV Industries, Inc.

Carl P. Spezio was Executive Vice President of the Company from November 1994 through December 7, 2004 when he resigned as an officer, and has served as Group President of its Thermal Processing Group since 1996, in which capacity he continues to serve. Prior thereto, he was Vice President - Manufacturing and Quality Control of the Company since its formation. He was President of the Gibraltar Metals Division of Gibraltar New York from 1977 to 1989.

Kenneth W. Matz was Vice President of the Company from February 2002 through December 7, 2004, when he resigned as an officer. Mr. Matz has served as Group President of the Company's Processed Metals Group since February 2002, in which capacity he continues to serve. Prior to that, Mr. Matz was Vice President and General Manager of the Company's Gibraltar Strip Steel flat-rolled division.

John E. Flint was named Senior Vice President and Controller of the Company in April 2004 and Secretary in October 2003.  Mr. Flint served as Vice President and Chief Financial Officer of the Company from 1999 through March 2004, Vice President of Accounting since its incorporation and of Gibraltar New York since 1985, and as Corporate Controller of Gibraltar New York. Mr. Flint began his career with the Company as Controller of the Gibraltar Metals Division of Gibraltar New York in 1977.

Paul M. Murray has been Senior Vice President of Human Resources and Organizational Development of the Company since May 2004, and Vice President of Administration from 1997 to May 2004.  Prior thereto, Mr. Murray held Human Resource management positions at The Sherwin Williams Company and Pratt & Lambert.

                                       COMPENSATION OF EXECUTIVE OFFICERS

The following summary compensation table sets forth all compensation earned by the Company's Chief Executive Officer, and each of the Company's other four most highly compensated executive officers, for the Company's fiscal years ended December 31, 2002, 2003 and 2004.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards(2)
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock Awards(2)	Securities Underlying Options/ SARs(3)	All Other Compensation(4)
Brian J. Lipke, Chairman of the Board and Chief Executive Officer	2004 2003 2002	$500,000 456,262 445,475	$890,329 392,557 324,876	$ --- --- ---	$ --- --- 465,400	$ --- --- ---	$8,383 7,315 7,742

Henning Kornbrekke, President and Chief Operating Officer	2004 2003 2002	395,000 274,999 250,000	561,934 283,448 156,853	--- --- ---	--- --- 116,350	--- --- ---	12,117 7,161 5,325

David w. Kay, Executive Vice President, Chief Financial Officer and Treasurer(5)	2004	206,250	229,018	79,657	---	---	2,028

John E. Flint, Senior Vice President Controller and Secretary	2004 2003 2002	173,469 154,413 154,413	127,160 100,165 34,794	--- --- ---	--- --- 23,270	--- --- ---	7,208 7,245 6,857

Paul M. Murray, Senior Vice President, Human Resources(6)	2004 2003 2002	132.981 122,527 118,842	85,117 30,397 23,406	--- --- ---	--- --- ---	--- --- ---	3,062 5,076 4,306

Carl P. Spezio, Group President - Thermal Processing(7)	2004 2003 2002	238,704 238,703 242,727	240,262 177,309 165,257	--- --- ---	--- --- 116,350	--- --- ---	8,189 9,201 7,714

Kenneth W. Matz, Group President -Processed Metals Group(7)	2004 2003 2002	237,711 229,647 220,570	249,627 238,220 235,250	--- --- ---	--- --- 116,350	--- --- ---	7,026 6,005 5,765

(1) Represents reimbursement for moving relocation costs and other expenses.

 (2) Represents the market value of restricted stock awards (less consideration paid) as of the date of grant. Restricted stock awards were granted pursuant to the Gibraltar Steel Corporation Restricted Stock Plan. Dividends on shares of Common Stock are paid to holders of restricted shares. At December 31, 2004, the cumulative number of restricted shares of Common Stock, and the related market value, held by Messrs. Lipke, Kornbrekke, Flint, Spezio and Matz were 54,000 shares - $1,275,480; 4,500 shares - $106,290; 900 shares - $21,258; 4,500 shares - $106,290 and 4,500 shares - $106,290, respectively. The restrictions on the restricted shares of Common Stock granted to Messrs. Kornbrekke, Flint, Spezio and Matz lapse at the rate of 20% per year commencing on the first anniversary of their grant. The restrictions on the restricted shares of Common Stock granted to Mr. Lipke lapse at the rate of 20% per year beginning on the fifth anniversary of their grant.

(3) Represents options granted pursuant to the Gibraltar Steel Corporation Incentive Stock Option Plan (the "Incentive Plan").

(4) Composed of: (a) the matching contributions made by the Company in 2004 pursuant to the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan of $5,125 to each of the accounts of Messrs. Lipke, Kornbrekke, Spezio and Matz, $286 to the account of Mr. Kay, $4,192 to the account of Mr. Flint, and $2,494 to the account of Mr. Murray;  (b) the payment in 2004 of premiums paid for term life insurance policies provided for Messrs. Lipke, Kornbrekke, Kay, Flint, Murray, Spezio and Matz in the amounts of $2,515, $6,250, $1,742, $2,274, $568, $2,322 and $1,159, respectively; and (c) the payment in 2004 of premiums paid in the amount of $742 for travel/accident life insurance policies provided for each of Messrs. Lipke, Kornbrekke, Flint, Spezio and Matz .

(5) David W. Kay was not compensated by the Company in 2003 or 2002 as his employment with the Company began in April 2004.

(6) Elected Corporate Officer on November 30, 2004

(7) Resigned as an officer on December 7, 2004.

Options Granted in Last Fiscal Year

There were no grants of stock options to the named executives in 2004.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to the named executives concerning the exercise of options during 2004 and unexercised options held at the end of 2004:

			Number of Unexercised Options At Fiscal Year End (2)		Value of Unexercised in the Money Options At Fiscal Year End (3)
	Shares Acquired On Exercise	Value Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Brian J. Lipke, Chairman of the Board and Chief Executive Officer	22,500	$ 327,450	131,250	---	$ 1,255,500	$ ---
Henning Kornbrekke, President and Chief Operating Officer	---	---	---	---	---	---
David W. Kay, Executive Vice President, Chief Financial Officer	---	---	---	---	---	---
John E. Flint, Senior Vice President, Controller and Secretary	2,500	38,000	22,500	---	291,563	---
Paul M. Murray, Senior Vice President, Human Resources	7,500	101,000	---	---	---	---
Carl P. Spezio, Group President - Thermal Processing Group(4)	64,312	448,691	45,000	---	512,025	---
Kenneth W. Matz, Group President - Flat Rolled Group (4)	18,187	176,470	---	---	---	---

________________________________

(1) Represents the difference between the closing market value of Common Stock on the date options were exercised and the exercise price of such options.

(2) Options granted become exercisable in cumulative annual increments of 25% beginning one year from the date of grant; however, in the event of certain extraordinary transactions, including a change in control of the Company, the vesting of such options would automatically accelerate.

(3) Represents the difference between $23.62, the closing market value of Common Stock as of December 31, 2004, and the exercise price of such options.

(4) Resigned as an officer of the Company on December 7, 2004.

                                       EQUITY COMPENSATION PLAN INFORMATION

The Company's Gibraltar Steel Corporation Incentive Stock Option Plan (the Original Incentive Stock Option Plan), under which the Company's right to grant options expired in September 2003, its 2003 Gibraltar Incentive Stock Option Plan (the 2003 Incentive Stock Option Plan), its Gibraltar Steel Corporation Non-Qualified Stock Option Plan (the Non-Qualified Stock Option Plan) and its Gibraltar Steel Corporation Restricted Stock Plan (the Restricted Stock Plan) have been approved by stockholders. The  Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the 2005 Equity Incentive Plan) is to be considered and acted upon at the 2005 annual meeting of stockholders.  No awards or securities have been issued under the 2005 Equity Incentive Plan but the Board has approved the grant of awards subject to stockholder approval of the Plan.  The following table summarizes information as of December 31, 2004 concerning securities authorized for issuance under these plans:

	Number of securities to be issued upon exercise of outstanding options(1)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans(2)
Equity compensation plans approved by security holders	397,015	$12.06	2,679,750
Equity compensation plans not approved by security holders (3)	- _______	-	2,250,000 ________
Total (4)	397,015 ======	$12.06	2,478,750 =======

(1) Consists of the Company's Original Incentive Stock Option Plan,  pursuant to which options to purchase shares of the Company's Common Stock are outstanding but under which the Company's right to grant options expired in September 2003, and the Non-Qualified Stock Option Plan, pursuant to which options to purchase shares of the Company's common stock are outstanding and may be granted in the future.

(2) Securities remaining available for future issuance under plans which have been approved by security holders at December 31, 2004 include 2,250,000 options under the 2003 Incentive Stock Option Plan, 228,750 options under the Non-Qualified Stock Option Plan and 201,000 restricted shares of the Company's common stock under the Restricted Stock Plan.

(3) Consists of shares available under the 2005 Equity Incentive Plan which was approved by the Board of Directors on November 30, 2004.

(4)  Total securities available for issuance under plans at December 31, 2004 consists of securities available under the Non-Qualified Stock Option Plan and the 2005 Equity Incentive Plan.  Upon execution of the 2005 Equity Incentive Plan both the 2003 Incentive Stock Option Plan and the Restricted Stock Plan will terminate and therefore no shares are displayed as available under these plans.

EMPLOYMENT AGREEMENT

In July 1998, the Company entered into a new Employment Agreement with Brian J. Lipke (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Lipke serves as Chairman of the Board and Chief Executive Officer of the Company with a current base salary of $500,000, subject to annual adjustment. This base salary is subject to annual adjustment as determined by the Compensation Committee in its discretion. In addition to his base salary, Mr. Lipke is eligible to participate in the Company's Executive Incentive Bonus Plan and other employee benefit plans available to the Company's executive officers. The Employment Agreement had an initial term of five years, which automatically is extended for an additional one-year period on each anniversary date, unless either party gives notice of intent to terminate.

The Employment Agreement provides that if the Company terminates Mr. Lipke's employment without cause, he shall be entitled to receive a lump sum benefit equal to 2 1/2 times his total cash compensation for the 12-month period immediately preceding the date of termination. In addition, upon a termination of Mr. Lipke's employment other than by the Company for "cause" (as defined in the Employment Agreement) and other than voluntarily by Mr. Lipke, if he becomes entitled to receive benefits under any of the Company's tax-qualified retirement plans (the "Plans"), he will be entitled to receive from the general assets of the Company an additional benefit computed as if the Plans were not subject to any applicable limits imposed on such plans by the Internal Revenue Code of 1986 as amended (the "Code"), or the Employee Retirement Income Security Act of 1974, as amended.

If Mr. Lipke dies during the term of the Employment Agreement, in addition to any death benefits payable under life insurance maintained by the Company and any death benefits payable under the Company's employee benefit plans, the Company will pay to the estate of Mr. Lipke a death benefit equal to 50% of his annual base salary plus an amount equal to all bonuses he would have received through the end of the then current fiscal year. If he becomes permanently disabled, Mr. Lipke will be entitled to receive from the Company annual benefits equal to his base salary, subject to a cap of $200,000 (adjusted for cost of living increases), less amounts received under any pension, profit sharing or disability plan or insurance policy.

In the event Mr. Lipke's employment with the Company is terminated other than for cause, the Company will continue to provide medical, disability and life insurance benefits to Mr. Lipke and his family for life.

Mr. Lipke has agreed in the Employment Agreement that, in the event he terminates his employment other than following a change in control, he will not, for a period of one year after the date of termination, participate in any "competitive operation", as defined in the Employment Agreement.

CHANGE IN CONTROL AGREEMENTS

The Company has entered into change in control agreements (the "Change in Control Agreements") with the Chairman and Chief Executive Officer; the President and Chief Operating Officer; and the Chief Financial Officer, Senior Vice President and Treasurer, as well as the Group Presidents.  Upon the occurrence of a Change in Control, the Chairman and Chief Executive Officer is entitled to receive a lump sum severance payment equal to 350% of  his Annual Cash Compensation and the President and Chief Operating Officer receives a payment equal to 300% of his Annual Cash Compensation.  The Change in Control payments to these executives are made whether or not their employment is terminated as a result of the Change in Control.  The Chief Financial Officer's and the Group Presidents' Change in Control agreements entitles each of them to a payment equal to 100% of his respective Annual Cash Compensation, but only if his employment is terminated within one year of the Change in Control.  All of the Change in Control Agreements define Annual Cash Compensation as the sum of (i) the executive's current annual salary including any deferred cash compensation, and (ii) the highest annual bonus paid to him during the three years immediately preceding the year in which the change in control occurs. The payments and benefits payable in the event of a Change in Control are not subject to any limitations that would prevent them from being considered "excess parachute payments" subject to excise tax payments or corporate deduction disallowance under the Internal Revenue Code. Therefore, the lump sum payments could require excise tax payments on the part of the executive, and result in a deduction disallowance on the part of the Company. In the case of the Chief Executive Officer and Chairman, as well as the President and Chief Operating Officer, the excise tax payments made by the executive will be reimbursed by the Company, including taxes the executive would incur on the reimbursement itself.

In all of the Agreements, a Change in Control will be deemed to occur under the agreements if:  (i) Any person or group, other than members of the Lipke family acquire 35% or more of the common stock of the Company without approval of the Board of Directors; (ii) there is a change in a majority of the members of the Board of Directors in any 12 month period and the new Directors were not endorsed by a majority of the old Directors; (iii) the Company enters into certain merger or consolidation transactions; or (iv)          the Company enters into a contract in which it agrees to merge or consolidate, and the executive's employment is terminated without cause prior to closing.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation

This report of the Compensation Committee of the Board of Directors provides an overview of the Company's compensation philosophy and executive compensation programs. It discusses compensation related decisions in general for executive officers, and specifically those relating to the Company's Chief Executive Officer, for the fiscal year ending December 31, 2004.

Executive Compensation Program's Overall Objectives

The Company's Executive Compensation Program is designed to attract and retain top-quality executives and to provide them with both an incentive and a reward for superior performance. The program includes three principal components - base salary, annual financial performance-based bonus opportunities and long-term incentives. The program is administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee are outside Directors who are not employees of the Company.  One member, Mr. Lippes, is not independent within the rules established by the National Association of Securities Dealers listing standards, but serves on the Committee pursuant to an exemption thereunder.

Compensation Philosophy

The primary philosophy of the Company's Executive Compensation Program is to align the financial interests of its executive officers with those of the Company and its stockholders by basing a significant portion of each executive officer's compensation upon his individual performance and the Company's financial performance, both on an absolute basis and relative to its peers, and by encouraging executive officers to own Company stock through participation in various stock-based and other plans.

The Compensation Committee is responsible for annually reviewing base salaries of executive officers, determining the design of the Company's Executive Incentive Bonus Plan and eligibility to participate therein, and making grants to eligible participants, including executive officers under the Company's stock-based incentive plans.

Compensation Planning Initiatives in 2004

In 2004 the Compensation Committee undertook a review of the Company's executive compensation program.  In connection with that review, the Committee engaged the services of an independent consultant to assist the Committee in connection with the establishment and evaluation of executive base salary and annual incentives; annual and long term incentive plans, with a move toward developing a portfolio approach; retirement benefits; and director's compensation.  The consultant analyzed the Company's current compensation structure, supplied survey data and analysis of compensation schemes of other members of the Company's peer group, and made various recommendations to the Committee.

As a result of the Committee's review, a number of changes to the Company's compensation structure were recommended and adopted by the Board of Directors, including increases in the base salary for the Chairman of the Board and Chief Executive Officer, and the President and Chief Operating Officer; the implementation of the Management Incentive Compensation Plan (a matrix based annual incentive bonus plan); and the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the 2005 Equity Incentive Plan).  The 2005 Equity Incentive Plan is to be considered and acted upon at the 2005 annual meeting of stockholders.

The 2005 Equity Incentive Plan was designed to give the Compensation Committee and the Board of Directors maximum flexibility in providing appropriate compensation to its executives through the use of equity based compensation awards in accordance with the Committee's compensation philosophy.

Subject to the stockholders' approval of the 2005 Equity Incentive Plan, the Committee has recommended to the Board of Directors, and the Board has adopted, a long term incentive compensation plan for the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer and Senior Vice Presidents.

Also subject to the stockholders' approval of the 2005 Equity Incentive Plan, the Committee recommended and the board approved restricted stock grants to the non-employee Directors.  Mssrs. Campbell, Lippes, Montague and Russ will each receive 2,000 shares of restricted stock and Mssrs. Sadler and Colombo will each receive 6,000 shares of restricted stock.  Mr. Sadler and Mr. Colombo were granted additional shares as they did not receive any equity based grants at the time they joined the Board; as the other directors had.

Base Salaries

Base salary ranges are established annually, at competitive levels, for all executive officers. Base salaries are periodically adjusted to reflect each individual executive's performance, contribution to the overall financial results of the Company and changes in competitive salary levels.

Executive Incentive Bonus Plan

To further support the Company's goal of enhancing shareholder value, an Executive Incentive Bonus Plan was adopted in 1998. Financial performance targets are established annually for the Company as a whole, and for certain individual subsidiaries.

Bonuses paid under the Executive Incentive Bonus Plan for 2004 reflect, for corporate executives, the financial results of the total Company versus targets. For certain executives of individual subsidiaries, bonuses paid were based on a combination of the Company's and the individual subsidiaries' financial performance versus targets.

Incentive Plans

The Compensation Committee administers the Company's Original Incentive Stock Option Plan, the 2003 Incentive Stock Option Plan, the Non-Qualified Stock Option Plan and the Restricted Stock Plan. The 2005 Equity Incentive Plan is to be considered and acted upon at the 2005 annual meeting of stockholders.  The Compensation Committee periodically granted options to the Company's executive officers and other employees under the Original Incentive Stock Option Plan, pursuant to which the Company's right to grant options expired in September 2003, and was authorized to continue to do so under the 2003 Incentive Stock Option Plan.

Grants were not made in 2004 under the Company's 2003 Incentive Stock Option Plan, Non-Qualified Stock Option Plan or Restricted Stock Plan.

Compensation for the Chief Executive Officer

Mr. Lipke participates in the same compensation programs provided to the Company's other executive officers. The Compensation Committee annually reviews Mr. Lipke's base salary, as provided for in his employment agreement. A competitive salary range for the CEO is established with the assistance of an independent consultant. In determining salary adjustments within the set salary range, various factors are taken into account including individual performance, changes in competitive salaries and Company performance.

In 2004, Mr. Lipke participated in the Executive Incentive Bonus Plan (the "Executive Plan") applicable to all executive officers. Since the Company's fiscal 2004 consolidated operating results exceeded target, Mr. Lipke and certain other named executives were paid bonuses higher than the target levels in accordance with the terms of the Executive Plan. The operating results of certain of the Company's subsidiaries were below target levels, and in accordance with the terms of the Executive Plan bonuses paid to certain other named executives were below target levels.

Section 162(m) of Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $l,000,000 paid to a company's chief executive officer and any one of the four other most highly paid executive officers during its taxable year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Based upon the compensation paid to Mr. Lipke and the Company's other executive officers in 2004, the Section l62(m) limitation resulted in a disallowance of approximately $517,000 in compensation expense in 2004.  The Compensation Committee plans to monitor this matter periodically and to take such actions as are appropriate to minimize the impact of this statute, to the extent that there is no adverse effect on the Company's ability to provide incentive compensation based on Company financial performance.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF GIBRALTAR INDUSTRIES, INC.
Gerald S. Lippes William P. Montague William J. Colombo

AUDIT COMMITTEE REPORT

The Audit Committee currently consists of three directors who are independent as defined in the listing standards of the National Association of Securities Dealers, Inc. A brief description of the responsibilities of the Audit Committee is set forth above under the caption "The Board of Directors and its Committees."

The Audit Committee has reviewed and discussed the Company's audited financial statements for the year ended December 31, 2004 with management of the Company and PricewaterhouseCoopers LLP, the Company's independent auditors firm.   During  2004, management completed the documentation, testing and evaluation of the Company's internal controls over financial reporting in response to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002.  Throughout the year, management kept the Committee apprised of the progress of its evaluation of internal controls and the Committee provided oversight of the evaluation process.  At the end of the year, management issued a report on the effectiveness of the Company's internal control over financial reporting. The Committee reviewed this report and discussed with management and PricewaterhouseCoopers LLP the adequacy of the Company's internal controls over financial reporting and disclosure controls.  The Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees, which relates to the conduct of the audit, including the auditor's judgment about the quality of the accounting principles applied in the Company's 2004 audited financial statements. The Committee also has reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1 Independence Discussions with Audit Committees, and has discussed with PricewaterhouseCoopers LLP its independence.

Based on the review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF GIBRALTAR INDUSTRIES, INC.
David N. Campbell Robert E. Sadler, Jr. William P. Montague

NOMINATING COMMITTEE REPORT

The Purpose of the Committee is to identify and nominate individuals qualified to become Board and committee members and to establish and implement policies and procedures relating to the nominations of qualified candidates. The Committee consists of three members, Mssrs. Russ, Colombo and Sadler.  Each is independent in accordance with the applicable listing standards of the National Association of Securities Dealers listing standards, except for Mr. Russ, who serves pursuant to an exception thereunder.

The Nominating Committee was established by the Board of Directors in March 2004 and the Committee did not hold a meeting in 2004.  A meeting was held on February 9, 2005, in which the Committee considered nominations for directors to run for election at the 2005 annual meeting.  No communications from shareholders regarding nominations were received by the Committee.  The Committee recommended that the existing Class I Directors, Brian J. Lipke, William P. Montage and Arthur A. Russ, Jr. be nominated for a three year term as Class I Directors.  Mr. Russ was not present during the committee's discussion of his qualifications and he abstained from voting with respect to his nomination.

NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS OF
GIBRALTAR INDUSTRIES, INC.
Gerald S. Lippes William P. Montague William J. Colombo

PERFORMANCE GRAPH

The Performance Graph shown below compares the cumulative total shareholder return on Common Stock, based on the market price of the Common Stock, with the total return of the S&P SmallCap 600 Index, the S&P SmallCap 600 Industrials Index, the S&P MidCap 400 Index and the S&P Iron & Steel Index for the five-year period ended December 31, 2004. The comparison of total return assumes that a fixed investment of $100 was invested on December 31, 1999 in Common Stock and in each of the foregoing indices and further assumes the reinvestment of dividends. The stock price performance shown on the graph is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG GIBRALTAR INDUSTRIES, INC., THE S&P MIDCAP 400 INDEX,
THE S&P SMALL CAP 600 INDEX, THE S&P IRON & STEEL INDEX AND
THE S&P SMALLCAP 600 INDUSTRIAL INDEX

	12/99	12/00	12/01	12/02	12/03	12/04

Gibraltar Industries, Inc.	100	76	76	83	111	157
S&P Midcap 400	100	118	117	100	135	158
S&P Smallcap 600	100	112	119	102	141	173
S&P Iron & Steel	100	63	81	62	104	167
S&P Smallcap 600 Industrials	100	118	125	113	150	189

*$100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is composed of Gerald S. Lippes, William P. Montague and William J. Colombo.  During the first quarter of 2004, the Compensation Committee was composed of Gerald S. Lippes, Arthur A. Russ, Jr. and William P. Montague. Neither Mr. Russ,  Mr. Montague nor Mr. Colombo was an executive officer or employee of the Company or any of its subsidiaries during 2004 or prior thereto. Mr. Lippes was not an executive officer or employee of the Company in 2004 or prior thereto except he served as Secretary from December 2002 through October 2003 on an interim basis upon the resignation of the Company's prior Secretary. In 2004, none of the executive officers of the Company or members of the Compensation Committee served on the compensation committee or on any other committee of the board of directors performing similar functions of any other entity, any of whose officers or directors served on the Company's Board of Directors or Compensation Committee.

The firm of Lippes Mathias Wexler Friedman LLP, of which Mr. Lippes is a partner, served as counsel to the Company in 2004.  The firm of Phillips Lytle LLP, of which Mr. Russ is a partner, also performed legal services for the Company in 2004.

COMPENSATION OF DIRECTORS

All Directors other than Directors who are employees of the Company receive a retainer of $20,000 per year. The Chairman of the Compensation Committee and the Chairman of the Audit Committee receive a fee of $5,000 per year for serving as Chairman.  In addition, each Director other than Directors who are employees of the Company also receives a fee of $2,000 for each Board of Directors or committee meeting attended and is reimbursed for any reasonable expenses incurred in attending such meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership of Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission and to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 24, 2005 (except as otherwise noted) with respect to all stockholders known by the Company to be the beneficial owners of more than 5% of its outstanding Common Stock, each Director, each executive officer named in the Summary Compensation table above and all executive officers and Directors as a group:

Name	Number of Shares(1)	Percent of Class

Brian J. Lipke (2)(3)	1,422,569	4.79%
Neil E. Lipke(2)(4)	1,168,822	3.94%
Eric R. Lipke(2)(5)	1,168,671	3.93%
Meredith A. Lipke (2)(6)	963,749	3.24%
Curtis W. Lipke(2)(7)	727,878	2.45%
Gerald S. Lippes(8) 700 Guaranty Building 28 Church Street Buffalo, New York 14202-3950	38,557	*
William P. Montague 501 John James Audubon Parkway PO Box 810 Amherst, New York 14226-0810	21,682	*
Arthur A. Russ, Jr.(9) 3400 HSBC Center Buffalo, New York 14203	8,225	*
David N. Campbell(10) 281 Winter Street, Suite 310 Waltham, Massachusetts 02451	9,375	*
William J. Colombo 200 Industry Drive RIDC Park West Pittsburgh, PA 15275	0
Robert E. Sadler, Jr. One M & T Plaza, 19th Floor Buffalo, NY 14203	0
David W. Kay(2)	0
John E. Flint(2)(11)	26,944	*
Paul M. Murray(2)(12)	1,318	*
Carl P. Spezio(2)(13)	44,465	*
Kenneth W. Matz(2)	7,500	*
Henning Kornbrekke(2)	7,500	*
All Directors and Executive Officers as a Group (12 persons)(14)	1,589,968	5.35%
Columbia Wanger Asset Management, L.P.(15)	3,312,00,	11.15%
T. Rowe Price Associates, Inc.(16)	2,944,126	9.91%
Franklin Resources, Inc.(17)	2,134,200	7.19%
Merrill Lynch & Co., Inc.(18)	1,833,079	6.17%
Royce & Associates, LLC(19)	1,741,079	5.86%

_____________________________

*Less than 1%.

(1)

Unless otherwise indicated in the footnotes, each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder, except to the extent that authority is shared by spouses under applicable law.

(2)		The address of each of the executive officers and of Meredith A. Lipke, Neil E. Lipke, Curtis W. Lipke, and Eric R. Lipke is 3556 Lake Shore Road, P.O. Box 2028, Buffalo, New York 14219-0228.
(3)

Includes (i) 987,360 shares of Common Stock held by two trusts for the benefit of Brian J. Lipke, (ii) 19,416 shares of Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, (iii) 5,220 shares of Common Stock held in a custodial account for the benefit of a daughter of Brian J. Lipke, (iv) 37,500 shares of Common Stock issuable under currently exercisable options pursuant to our Non-Qualified Stock Option Plan, (v) 93,750 shares of Common Stock issuable under currently exercisable options granted to Brian J. Lipke pursuant to the Original Incentive Stock Option Plan, (vi) 5,076 shares of Common Stock allocated to Brian J. Lipke's self-directed account under our 40l(k) Retirement Savings Plan and (vii) 180,900 shares of Common Stock, representing Brian J. Lipke's pecuniary interest in Rush Creek Investment Co., L.P. Rush Creek owns 904,500 shares of Common Stock as to which Brian J. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 91,627 shares of Common Stock held by the Trust U/W of Kenneth E. Lipke f/b/o Patricia K. Lipke, as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 2,769,021 shares of Common Stock held by trusts for the benefit of each of Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 45,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to which Brian J. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iv) 8,407 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Brian J. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (v) 18,750 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Brian J. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(4)

Includes (i) 866,790 shares of Common Stock held by a trust for the benefit of Neil E. Lipke, (ii) 180,900 shares of Common Stock, representing Neil E. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 904,500 shares of Common Stock as to which Neil E. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 91,320 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 45,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Neil E. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 19,416 shares of Common Stock held by trusts for the benefit of the daughters of Brian J. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 18,750 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Neil E. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(5)

Includes (i) 809,789 shares of Common Stock held by a trust for the benefit of Eric R. Lipke, (ii) 18,750 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, (iii) 5,040 shares of Common Stock held in custodial accounts for the benefit of the children of Eric R. Lipke, (iv) 180,900 shares of Common Stock, representing Eric R. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 904,500 shares of Common Stock as to which Eric R. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 896,040 shares of Common Stock held by a trust for the benefit of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which Eric R. Lipke disclaims beneficial ownership, (ii) 91,320 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 45,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Eric R. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iii) 19,416 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Eric R. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(6)

Includes (i) 743,591 shares of Common Stock held by three trusts for the benefit of Meredith A. Lipke, (ii) 3,750 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to our Non-Qualified Stock Option Plan, (iii) 7,500 shares of Common Stock issuable under currently exercisable options granted to Meredith A. Lipke pursuant to the Original Incentive Stock Option Plan, (iv) 7,987 shares of Common Stock held in a custodial account for the benefit of the daughter of Meredith A. Lipke pursuant to the New York Uniform Gift to Minors Act, (v) 8,407 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, (vi) 957 shares of Common Stock allocated to Meredith A. Lipke's self-directed account under our 401(k) Retirement Savings Plan and (vii) 180,900 shares of Common Stock, representing Meredith A. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 904,500 shares of Common Stock as to which Meredith A. Lipke disclaims beneficial ownership, except to the extent of her pecuniary interest. Excludes 91,320 shares of Common Stock held by a trust for the benefit of Brian J. Lipke, as to which Meredith A. Lipke serves as one of five trustees and shares voting and investment power and as to which she disclaims beneficial ownership.

(7)

Includes (i) 437,471 shares of Common Stock held by a trust for the benefit of Curtis W. Lipke and (ii) 180,900 shares of Common Stock, representing Curtis W. Lipke's pecuniary interest in Rush Creek. Rush Creek owns 904,500 shares of Common Stock as to which Curtis W. Lipke disclaims beneficial ownership, except to the extent of his pecuniary interest. Excludes (i) 91,320 shares of Common Stock held by a trust for the benefit of Brian J. Lipke and 45,000 shares of Common Stock held by a trust for the benefit of Meredith A. Lipke, as to each of which Curtis W. Lipke serves as one of five trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 8,407 shares of Common Stock held by a trust for the benefit of the daughter of Meredith A. Lipke, as to which Curtis W. Lipke serves as one of four trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (iii) 19,416 shares of Common Stock held by trusts for the benefit of the children of Brian J. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership and (iv) 18,750 shares of Common Stock held by trusts for the benefit of the children of Eric R. Lipke, as to which Curtis W. Lipke serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership.

(8)		Includes 1,875 shares of Common Stock held by Lippco Capital LLC.
(9)

Includes an aggregate of 1,950 shares of Common Stock held by three trusts for the benefit of Mr. Russ' children as to each of which Mr. Russ serves as a trustee. Excludes an aggregate of (i) 3,642,561 shares of Common Stock owned by trusts for the benefit of each of Brian J. Lipke, Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, (ii) 91,627 shares of Common Stock held by the Kenneth E. Lipke Trust, as to which Mr. Russ serves as one of three trustees and shares voting and investment power and as to which he disclaims beneficial ownership, and (iii) 597,924 shares of Common Stock held by Rush Creek as to which Mr. Russ serves as trustee of the sole limited partner and as to which he disclaims beneficial ownership.

(10)

Includes (i) 3,750 shares of Common Stock held by an Individual Retirement Account for the benefit of Mr. Campbell and (ii) 2,250 shares of Common Stock held by the Campbell Foundation of which Mr. Campbell serves as a trustee.

(11)

Includes (i) 22,500 shares of Common Stock issuable under currently exercisable options granted to Mr. Flint under our Original Incentive Stock Option Plan and (ii) 1,444 shares of Common Stock allocated to Mr. Flint's self-directed account under our 401(k) Retirement Savings Plan.

(12)	I	Includes 1,318 shares of Common Stock allocated to Mr. Murray's self-directed account under our 401(k) Retirement Savings Plan.
(13)

Includes (i) 22,500 shares of Common Stock issuable under currently exercisable options granted to Mr. Spezio under our Original Incentive Stock Option Plan and (ii) 5,653 shares of Common Stock allocated to Mr. Spezio's self-directed account under our 401(k) Retirement Savings Plan.

(14)

Includes options to purchase an aggregate of 161,250 shares of Common Stock issuable to certain of our executive officers under our Original Incentive Stock Option Plan and an aggregate of 37,500 shares of Common Stock issuable to certain of our executive officers and directors under our Non-Qualified Stock Option Plan, all of which are exercisable within 60 days.    Excludes an aggregate of (i) 2,769,021 shares of Common Stock owned by trusts for the benefit of each of Neil E. Lipke, Curtis W. Lipke, Eric R. Lipke and Meredith A. Lipke, as to each of which Arthur Russ and Brian Lipke serve as two of the three trustees and shares voting and investment power and as to which beneficial ownership, (ii) 91,627 shares of Common Stock held by the Kenneth E. Lipke Trust, as to which Arthur Russ and Brian Lipke serve as two of the three trustees and shares voting and investment power and as to which they disclaim beneficial ownership, and (iii) 904,500 shares of Common Stock held by Rush Creek as to which Mr. Russ serves as trustee of the sole limited partner and as to which he disclaims beneficial ownership.

(15)

Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2005 and available on NASDAQ.com by Columbia Wanger Asset Management, L.P. on behalf of itself, its affiliate, WAM Acquisition GP, Inc. and Liberty Acorn Trust.

(16)		Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2005 and available on NASDAQ.com by T. Rowe Price Associates, Inc.
(17)

Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2005 and available on NASDAQ.com by Franklin Resources, Inc. on behalf of itself and its affiliates, Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisers, Inc.

(18)

Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in January 2005 and available on NASDAQ.com by Merrill Lynch & Co., Inc. on behalf of Merrill Lynch Investment Managers.

(19)		Based on information set forth in a statement on Schedule 13G filed with the Securities and Exchange Commission in February 2005 and available on NASDAQ.com by Royce & Associates, LLC.

PROPOSAL 2
ADOPTION OF THE GIBRALTAR INDUSTRIES, INC 2005 EQUITY INCENTIVE PLAN

On November 30, 2004, the Board of Directors approved the adoption of the 2005 Gibraltar Industries, Inc, 2005 Equity Incentive Plan (the 2005 Equity Incentive Plan).  The 2005 Equity Incentive Plan provides for the issuance of up to 2,250,000 shares of Common Stock.  Of that number of shares, the aggregate number of shares which may be issued in connection with grants of Restricted Stock or Restricted Units cannot exceed 1,350,000 shares and the aggregate number of shares which may be issued in connection with grants of Incentive Stock Options and Rights cannot exceed 900,000 shares. Pursuant to the terms of the 2005 Equity Incentive Plan, the Board of Directors is seeking stockholder approval of the 2005 Equity Incentive Plan, which approval, if obtained, will include approval of the Management Stock Purchase Plan described below.

The following is a summary of the material features of the 2005 Equity Incentive Plan and does not purport to be complete. The summary is subject in all respects and is qualified in its entirety by the terms of the 2005 Equity Incentive Plan, the full text of which (including the full text of the Management Stock Purchase Plan which is a component of the 2005 Equity Incentive Plan) is set forth as Appendix A of this Proxy Statement.

Purpose.

The 2005 Equity Incentive Plan is an incentive compensation plan which allows the Company to grant equity based incentive compensation awards to eligible participants (described below) to provide them an additional incentive to promote the business of the Company, to increase their propriety interest in the success of the Company and to encourage them to remain in its employ.

Eligible Participants.

The individuals that are eligible to receive awards under the 2005 Equity Incentive Plan are officers and other employees of the Company and its subsidiaries, non-employee Directors of the Company and consultants and independent advisors to the Company.

Administration

The Board of Directors administers the 2005 Equity Incentive Plan with respect to non-employee directors, consultants and independent advisors.  The Board of Directors also administers the plan with respect to Executive Officers, based on recommendations of the Compensation Committee.  The Compensation Committee administers the plan with respect to all other employees, but may delegate that authority to the Chief Executive Officer.  The administrator of the plan is referred to as the Committee.

Reservation of Common Stock

The Board of Directors has reserved 2,250,000 shares of Common Stock for issuance under the 2005 Equity Incentive Plan.  If any award made under the plan expires, is forfeited or settled by payment of cash, the shares which could have been purchased or granted under that award will be available for reissuance under the plan.  The number of shares of Common Stock available for issuance under the 2005 Equity Incentive Plan and the number of shares issuable under outstanding awards will be proportionately adjusted if the number of outstanding shares of Company Common Stock changes as a result of a stock dividend, stock split, recapitalization or the like, or if the Company's Common Stock is converted as a result of a reorganization.

Types of Awards

Awards will be in the form of Options, Restricted Shares, Restricted Units, Performance Shares, Performance Units and Rights.

Terms of Awards.

The Committee shall determine which eligible participants shall be granted awards, the terms and provisions of the awards and the number of shares of Common Stock for which awards are granted.

Options

Option Price. The exercise price of each option granted under the 2005 Equity Incentive Plan will be determined by the Committee at the time the option is granted, but shall not be less than 100% of the fair market value of the Common Stock on the date of the grant. Grants of incentive stock options to individuals holding 10% or more of the combined voting power of the Company's outstanding capital stock cannot have an exercise price of less than 110% of the fair market value of the Common Stock on the date of the grant.

Option Exercise Periods.  Options granted under the 2005 Equity Incentive Plan expire ten years after the date granted. Incentive Stock Options granted to individuals holding 10% or more of the voting power of the Company's outstanding capital stock expire after five years. Options will not be exercisable upon termination of a holder's service with the Company, whether or not they were otherwise exercisable, unless so provided in the terms of the option award.

Restricted Shares and Restricted Units

Restrictions and Restricted Period.  Except for awards granted under the MSPP described below, Shares or Restricted Units granted under the 2005 Incentive Equity Plan may not be sold or otherwise disposed of during a restricted period established by the Committee at the time of the grant.

Rights While Restricted Shares Remain Subject to Restrictions.   Holders of Restricted Shares granted under the 2005 Incentive Equity Plan shall have the right to vote Restricted Shares and receive payment of dividends on Restricted Shares during the restricted period.  If provided by the terms of a restricted share award, dividends payable with respect to Restricted Shares may be used to purchase additional shares, subject to the same restrictions as the original shares.

Rights While Restricted Units Remain Subject to Restrictions.  Restricted Units do not provide any voting or cash dividend rights to the holder of such Units.  However, dividends paid in shares will entitle a holder of Restricted Units to additional Restricted Units having the same restricted period as the original Restricted Units.

Management Stock Purchase Plan.  On the date that the adoption of the 2005 Equity Incentive Plan was approved, the Board of Directors approved the adoption of the Gibraltar Industries, Inc. Management Stock Purchase Plan (the MSPP) to establish a framework for a specific type of Restricted Unit award under the 2005 Equity Incentive Plan.  The MSPP is an integral part of the 2005 Equity Incentive Plan.  The MSPP provides eligible employees of the Company the right to use up to 50% of their annual bonus to purchase Restricted Units at a price equal to the then applicable fair market value of the Company's Common Stock.  If an eligible employee uses a portion of his annual bonus to purchase Restricted Units, the Company will make an award to the eligible employee of an identical number of Restricted Units (Matching Units).  Restricted Units purchased or awarded under the MSPP will reduce the number of shares otherwise available for issuance under the 2005 Equity Incentive Plan.

Forfeiture of Restricted Shares and Restricted Units.  If the holder of Restricted Shares or Restricted Units terminates his service with the Company before the expiration of the restricted period, the Restricted Shares or Restricted Units will be forfeited unless otherwise specifically provided by the terms of the award.  In addition, any Matching Units awarded to an eligible employee under the MSPP will be forfeited if the eligible employee's employment is terminated  before age 60.

Payment of Restricted Shares and Restricted Units.  Payment upon the lapse of the restricted period for Restricted Shares shall be made by the issuance of shares of Common Stock.  Payment upon the lapse of the restricted period for Restricted Units may be made in shares or cash, as provided for in the original instrument evidencing the award.   Restricted Units awarded under the MSPP will only be paid in cash.

Performance Shares and Performance Units

Performance Goals and Performance Period.  The Committee shall establish written performance goals and performance periods for each award of Performance Shares or Performance Units granted under the 2005 Incentive Equity Plan.

Rights While Performance Shares Remain Subject to the Achievement of Performance Goals.   Holders of Performance Shares granted under the 2005 Equity Incentive Plan shall have the right to vote Performance Shares and receive payment of dividends on Performance Shares during the performance period.  However, if provided by the terms of a performance share award, dividends on Performance Shares may be used to purchase additional shares, subject to the same performance goals and performance period as the original Performance Shares.

Rights While Performance Units Remain Subject to the Achievement of Performance Goals.   Performance Units do not provide any voting or cash dividend rights to the holder of such Units.  However, dividends paid in shares will entitle a holder of Performance Units to additional Performance Units having the same performance goals and performance period as the original Performance Units.

Forfeiture of Performance Shares and Performance Units.  If the holder of Performance Shares or Performance Units terminates his service with the Company before the expiration of the performance period, the Performance Shares or Performance Units will be forfeited unless otherwise specifically provided by the terms of the award.

Payment for Performance Shares and Performance Units.  Common Stock will be issued for the payment of Performance Shares if performance goals are achieved within the performance period. Common Stock will be issued or cash will be paid for Performance Units, as provided in the award, if the performance goals within the performance period are achieved.

Rights

Terms of Rights.  Rights granted under the 2005 Equity Incentive Plan shall provide the holder with the right to receive shares or cash in an amount determined based on the appreciation, if any, in the value of a specified number of shares of Common Stock over a specified period of time, each as established by the Committee.  The base price used to determine the amount of the appreciation in value will not be less than the fair market value of a share of Common Stock on the date the award of Rights is made.

Rights during the Appreciation Period.   Rights do not provide any voting or cash dividend rights to the holder.   However, dividends paid in shares of Common Stock will entitle a holder to additional Rights having an appreciation period which ends at the same time the appreciation period ends for the original Rights.  The base price for such additional rights is the fair market value of a share of Common Stock on the date dividends are paid.

Forfeiture of Rights.  If the holder of Rights terminates his service with the Company before the expiration of the appreciation period, the Rights will be forfeited unless otherwise specifically provided by the terms of the award of Rights.

Change in Control

Upon a "change in control" of the Company (as defined in the 2005 Equity Incentive Plan), all outstanding Options and Rights will be converted to a right to receive cash, restrictions on Restricted Shares and Restricted Units will lapse, and all Performance Shares and Performance Units will be treated as if the performance goals had been met.

Federal Tax Consequences.

Options.  Upon exercise of an Incentive Stock Option, an optionee will not realize federally taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction. If the optionee sells the shares more than two years after the grant date and more than one year after exercise, the entire gain, if any, realized upon the sale will be federally taxable to the optionee as long-term capital gain and the Company will not be entitled to a corresponding deduction. If the optionee does not satisfy the holding period requirements, the optionee will realize ordinary income, in most cases equal to the difference between the option price of the shares and the lesser of the fair market value of the shares on the exercise date or the amount realized on a sale or exchange of the shares, and the Company will be entitled to a corresponding deduction. The favorable tax treatment provided by the Code to Incentive Stock Options granted under the 2005 Equity Incentive Plan is limited to options to purchase Common Stock, which has a fair market value of at the date of the option grant of $100,000 and that first become exercisable in any one year,.

Restricted Shares and Performance Shares.  The value of Restricted Shares and Performance Shares awarded are taxed as ordinary income to the award recipient in the year the restrictions lapse and the award is paid. Alternatively, recipients of an award of Restricted Shares or Performance shares may file an election under Section 83(b) of the Internal Revenue Code and include the value of the Restricted Shares or Performance Shares as ordinary income in the year of the grant.

Transferability

Generally, awards granted under the 2005 Equity Incentive Plan are not transferable by a recipient during his or her lifetime. However, if the award is not an incentive option, and the instrument evidencing the award permits, a recipient may transfer his or her rights with respect to an award, or any portion thereof, to a family member.

Amendments

The Board of Directors may suspend, amend or terminate the 2005 Equity Incentive Plan, provided that, stockholder approval is required for any amendment which (i) increases the maximum number of shares as to which options may be issued under the 2005 Equity Incentive Plan or (ii) materially modifies the requirements as to eligibility or participation in the 2005 Equity Incentive Plan.   The applicable listing standards of the Nasdaq National Market require stockholder approval of any material amendment to the 2005 Equity Incentive Plan.

Effective Date

The adoption of the 2005 Equity Incentive Plan was approved by the Board of Directors on November 30, 2004, subject to approval by the stockholders of the Company.

New Plan Benefits

Except as set forth in the table below, the type, number and value of awards which may be granted under the 2005 Equity Incentive Plan currently cannot be determined. If the 2005 Incentive Equity Plan is approved, the following table reflects benefits which have been approved, subject to stockholder approval, by the Board of Directors and will be received by the named persons under the plan.

	Dollar Value of Restricted Units Under Long Term Incentive Plan (1)	Number of Restricted Units Under Long Term Incentive Plan	Number of Restricted Units	Number of Shares of Restricted Stock
Brian J. Lipke Chairman of the Board Chief Executive Officer	$720,000(2)	33,756	150,000 (3)

Henning Kornbrekke President Chief Operating Officer	420,000(2)	19,700	45,000(4)

David W. Kay, Chief Financial Officer Executive Vice President Treasurer	165,000(2)	7,736

John E. Flint Senior Vice President Controller	49,000(2)	2,298

Paul W. Murray Senior Vice President	36,400(2)	1,707

Executive Group as a whole	1,390,400	65,197	195,000

Non-Executive Director Group				20,000

_____________________

(1) These Restricted Units have been approved by the Board of Directors based on the achievement in 2004 of performance targets established under the Long Term Incentive Plan.

 (2) The Restricted Unit vest and are paid in cash or Common Stock on the fourth anniversary of the award grant.

(3) These Restricted Units have been approved for award as a supplemental retirement benefit and vest and are payable upon the executive's retirement at or after age 60.

(4) These Restricted Units have been approved for award as a supplemental retirement benefit and vest and are payable upon the executive's retirement at or after age 61 and 1/2.

If the 2005 Equity Incentive Plan is approved, the Board of Directors has authorized additional grants of Restricted Units under the Long Term Incentive Plan if the executives meet designated performance targets after 2004.  Whether such grants will be made, the value of such grants and the number of Units that may be issued cannot be determined at this time.

Vote Required.

The Affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the meeting is required to approve the 2005 Equity Incentive Plan.

The Board of Directors recommends a vote "FOR" Proposal 2.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The firm of Lippes Mathias Wexler Friedman, LLP, of which Mr. Lippes, a Director of the Company, is a partner, serves as counsel to the Company. During 2004, this firm received approximately $779,000 for legal services rendered to the Company. The firm of Phillips Lytle LLP, of which Mr. Russ, a Director of the Company, is a partner, also provided legal services to the Company in 2004.

In 2004, the Company entered into a five-year retirement and consulting agreement with Mr. Walter T. Erazmus, the former President of the Company, pursuant to which Mr. Erazmus is compensated $100,000 per year for the first two years of the agreement and approximately $17,000 per year thereafter in exchange for providing consulting services to the Company, and $150,000 per year as a supplemental retirement benefit.  The Company is also party to a consulting agreement with Mr. Neil E. Lipke a former officer of the Company and a brother of Mr. Brian J. Lipke, a Director and officer of the Company, through December 2008 pursuant to which Mr. Neil E. Lipke shall be compensated in exchange for providing consulting services to the Company.

On April 1, 2005 the Company entered into a Credit Agreement with Key Bank National Association serving as lead bank of a syndicate.  Robert E. Sadler, Jr. is Chairman of the Board of Manufacturers and Traders Trust Company, one of the lenders under the Agreement.

OTHER MATTERS

The Company's management does not presently know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if other matters are presented, the accompanying proxy confers upon the person or persons entitled to vote the shares represented by the proxy, discretionary authority to vote such shares in respect of any such other matter in accordance with their best judgment.

OTHER INFORMATION

PricewaterhouseCoopers LLP has been selected as the independent auditors for the Company's current fiscal year and has been the Company's independent auditors for its most recent year ended December 31, 2004.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2005 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The fees for services rendered to the Company in 2005 by PricewaterhouseCoopers LLP were as follows:

Audit Fees - For the audit of the Company's financial statements for the years ended December 31, 2004 and 2003, for reviews of the interim financial information included in the Company's Quarterly Reports on Form 10-Q for 2004 and 2003, and for services rendered in connection with the Company's 2003 stock offerings: $2,177,509 and $297,000, respectively.

Audit Related Fees - For services rendered to the Company, other than the services described above, for the years ended December 31, 2004 and 2003: $12,000 and $147,000, respectively. These fees related primarily to the audit of the Gibraltar Steel Corporation of New York 401(k) Retirement Savings Plan, and to due diligence matters in connection with the Company's acquisition activities.

All Other Fees Tax Fees	2004	2003
Tax Compliance	$ 85,000	$ 79,379
Other Tax	23,150	59,800
Total	$ 108,150	$139,179

Tax fees for the years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance (including the preparation of tax returns, tax planning and tax advice, and assistance with and representation in tax audits and appeals); and other tax services (including advice related to mergers and acquisitions).

Financial Information Systems Design and Implementation Fees - For the years ended December 31, 2004 and 2003: $0 in both years.

The Audit Committee believes that the provision of the services described under "Audit Related Fees" above was compatible with maintaining PricewaterhouseCoopers LLP's independence from the Company.

Pre-Approval for Non-Audit Services Policies and Procedures of the Audit Committee - The Audit Committee has adopted procedures for pre-approving non-audit services to be provided by PricewaterhouseCoopers LLP.  In considering such approval, the Audit Committee may request all such information and documentation from the Company as it deems necessary in order for it to make its decision with respect to the requested engagement.  The Committee may discuss the potential engagement with the auditor accounting firm, with its counsel or other professional advisors.  The Audit Committee shall consider whether or not the performance of the requested non-audit services complies with law, including but not limited to the Sarbanes-Oxley Act and the regulations promulgated by the Securities and Exchange Commission thereunder.  It shall also consider whether the services provided will have a negative effect upon the integrity of the Company's financial reporting, whether by approving such engagement the Audit Committee is complying with and promoting its purposes, duties and functions as set forth in its Charter, and it shall also consider any potential negative effect which the engagement may have on the Company, including the possible appearance of a conflict of interest or impropriety.  The Audit Committee has previously delegated its authority to approve non-audit services to be performed by the auditors to David N. Campbell.  The Audit Committee has pre-approved PricewaterhouseCoopers LLP providing customary consultation or advice regarding accounting issues, taxes, or potential transactions, provided no such engagement for non-audit services exceeds $100,000, and certain other tax services.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO. Such written request should be directed to Gibraltar Industries, Inc.  3556 Lake Shore Road, PO Box 2028, Buffalo, New York 14219-0228, Attention: John E. Flint. Each such request must set forth a good faith representation that, as of March 24, 2005, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting of Stockholders.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2006 Annual Meeting must be received by the Company by December 5, 2005 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

The accompanying Notice and this Proxy Statement are sent by order of the Board of Directors.

JOHN E. FLINT
Secretary

Dated: April 22, 2005

________________________________________________________________________

STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING. A STOCKHOLDER MAY NEVERTHELESS VOTE IN PERSON IF HE OR SHE DOES ATTEND.

PROXY

GIBRALTAR INDUSTRIES INC

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 19, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints BRIAN J. LIPKE, HENNING KORNBREKKE AND JOHN E. FLINT and each or any of them, attorneys and proxies, with the full power of substitution, to vote at the Annual Meeting of Stockholders of GIBRALTAR INDUSTRIES, INC. (the "Company") to be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on May 19, 2005 at 11:00 a.m., local time, and any adjournment(s) thereof revoking all previous proxies, with all powers the undersigned would possess if present, to act upon the following matter and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

1. ELECTION OF DIRECTORS
For Class I Director - Brian J. Lipke
[ ] FOR [ ] WITHHOLD AUTHORITY
For Class I Director - Arthur A. Russ, Jr.
[ ] FOR [ ] WITHHOLD AUTHORITY
For Class I Director - William P. Montague
[ ] FOR [ ] WITHHOLD AUTHORITY
2. PROPOSAL TO APPROVE THE GIBRALTAR INDUSTRIES, INC. 2005 EQUITY INCENTIVE PLAN
[ ] FOR [ ] AGAINST [ ] ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE REGARDING PROPOSAL 1, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.  IF NO DIRECTION IS MADE REGARDING PROPOSAL 2, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AMENDMENT.

Dated: ________________, 2005

__________________________________________________
Signature

__________________________________________________
Signature if held jointly

Please sign exactly as name appears.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign a partnership name by authorized person.  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

GIBRALTAR INDUSTRIES, INC.
2005 EQUITY INCENTIVE PLAN

Gibraltar Industries, Inc., a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York (the "Company"), has historically had a policy of providing eligible individuals that are providing services to the Company an opportunity to acquire a proprietary interest (or to increase their proprietary interest) in the Company, and to provide them with incentives and awards that will motivate them in their efforts and contributions to the success of the Company and its Affiliates.

In connection with this policy, effective as of April 11, 2003, the Company adopted an amendment and restatement of the Company's restricted stock plan (known as the Gibraltar Steel Corporation Restricted Stock Plan) (hereinafter the "Restricted Stock Plan") to increase the number of shares of common stock of the Company which could be issued under the terms of such plan by one hundred fifty thousand (150,000) shares.  The amendment and restatement of the Restricted Stock Plan was approved by the stockholders of the Company at the Company's annual meeting of stockholders held on May 20, 2003.

In addition, effective October 21, 2003, the Company adopted an incentive stock option plan known as The 2003 Gibraltar Incentive Stock Option Plan (hereinafter the "Incentive Stock Option Plan").  The Incentive Stock Option Plan authorized the Company to issue incentive stock options to its employees to purchase, in the aggregate, one million five hundred thousand (1,500,000) shares of the Company's common stock.  The Incentive Stock Option Plan was approved by the Company's stockholders on May 20, 2004.

Effective on or about October 29, 2004, the Company paid a stock dividend to its stockholders as a result of which, pursuant to the terms of the anti-dilution provisions of the Restricted Stock Plan and the Incentive Stock Option Plan, the additional number of shares of common stock of the Company which were available for issuance under the Restricted Stock Plan was increased to two hundred twenty five thousand (225,000) shares and the aggregate number of shares of common stock of the Company for which options could be granted under the Incentive Stock Option Plan was increased to two million two hundred fifty thousand (2,250,000) shares.

The Company has recently undertaken an examination of the equity based incentive programs which it maintains to carry out its policy of providing eligible individuals an opportunity to acquire a proprietary interest (or to increase their proprietary interests) in the Company and to provide them with equity based incentives and awards that will motivate them in their efforts and contributions to the success of the Company and its Affiliates.  In this regard, the Company has determined that these interests can be satisfied by the adoption of a plan (commonly known as an omnibus plan) which permits the Company to grant a wide variety of equity based incentive awards (including, but not limited to, incentive stock options and restricted stock) to employees and to non-employee directors, consultants and other service providers.

However, the Company realizes that, if it adopts an omnibus plan, it will no longer have any need for the Restricted Stock Plan and the Incentive Stock Option Plan.  Therefore, effective as of the date hereof, the Company has authorized amendments to the Restricted Stock Plan and the Incentive Stock Option Plan providing that such plans are to be terminated, effective immediately.

In connection with the termination of the Restricted Stock Plan and the Incentive Stock Option Plan and in order to permit the Company to carry into effect its objective to provide its employees and its non-employee directors, consultants and other service providers with equity based incentives to increase their motivation to improve the profitability of the Company, the Company hereby adopts this document as the Gibraltar Industries, Inc. 2005 Equity Incentive Plan.

ARTICLE 1.
DEFINITIONS

The following words and phrases, when used in this Plan, shall have the following meanings, unless a different meaning is plainly required by the context:

1.01          Affiliate means any corporation under common control with the Company within the meaning of Section 414(b) of the Internal Revenue Code and any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(c) of the Internal Revenue Code.

1.02          Appreciation Period means the period of time between the Date of Grant of a Right and the date that the Right is exercised.

1.03          Award means any Option, Share, Right or Unit granted to any Person under the Plan.

1.04          Base Price means the dollar amount used to determine the amount of the increase, if any, in the value of the Share used to determine the value of a Right, which amount shall not be less than the Fair Market Value of the Share, determined as of the Date of Grant of the Right.

1.05          Beneficiary means any person, firm, corporation, trust or other entity designated by a Participant in accordance with Section 10.07 to receive any payment that is required to be made under the Plan upon or after the Participant's death.

1.06          Board of Directors means the Board of Directors of the Company.

1.07          CEO means the Chief Executive Officer of the Company.

1.08          Change in Control means the occurrence of any of the following:

(a)                During any twelve-consecutive month period, any "person" or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than the Company, an Affiliate of the Company, an employee benefit plan sponsored by the Company or any one or more members of the Lipke family becomes the "beneficial owner" (as defined in section 13(d) of the Exchange Act) of thirty five percent (35%) or more of the then outstanding voting stock of the Company through a transaction which has not (or a series of transactions which have not) been arranged by or consummated with the prior approval of the Board of Directors; or

(b)               a majority of the members of the Board of Directors is replaced during any consecutive twelve-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of appointment or election;

(c)                the Company enters into a Merger Sale Agreement; provided however, that the entry into a Merger Sale Agreement shall only be deemed a "Change in Control" if the Eligible Person's employment with or service to the Company and all of its Affiliates is terminated (without cause in the case of an Eligible Person that is an Employee) during the period beginning on the date the Merger Sale Agreement is executed and ending on the earlier of: (i) the date the transaction contemplated by the Merger Sale Agreement is consummated; and (ii) the date the Merger Sale Agreement is terminated; or

(d)               the consummation of a Merger Sale.

1.09          Code means the Internal Revenue Code of 1986, as amended.

1.10          Committee means: (a) the Board of Directors, with respect to any Award that has been or may be granted to any Eligible Person who is not an Employee; (b) with respect to any Award that has been or may be granted to any Executive Officer, the Board of Directors upon the recommendation of the Compensation Committee; or (c) the CEO, with respect to Awards to Employees who are not Executive Officers but only with respect to those matters which are within the scope of the authority granted to the CEO under Section 10.04 or delegated to the CEO by the Compensation Committee under to Section 10.05.

1.11          Common Stock means the common stock (par value $0.01 per share) of the Company.

1.12          Company means Gibraltar Industries, Inc., a Delaware corporation.

1.13          Compensation Committee means the Compensation Committee of the Board of Directors.

1.14          Covered Executive means, with respect to any Award granted hereunder, any individual who at the Date of Grant of such Award is a "Covered Employee" of the Company for such year for purposes of Section 162(m) of the Code.

1.15          Covered Individual means any current or former member of the Committee, any current or former officer or director of the Company or any individual designated by the Committee to assist it in the administration of this Plan as provided for by the second paragraph of Section 10.02.

1.16          Date of Grant means, with respect to any Award, the date on which the Committee approves the grant of such Award, or such later date as may be specified as the date of grant of such Award in the instrument evidencing the grant of such Award.

1.17          Disability means, with respect to any Employee, such employee's "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor provision.

1.18          Dividend Equivalent Units means additional Restricted Units, additional Performance Units or additional Rights credited to a Participant pursuant to Section 5.04, Section 6.04 or Section 7.02.

1.19          Dividend Payment Date means each date on which the Company pays a dividend on its Common Stock.

1.20          Eligible Person means: (a) each Employee of the Company or any Affiliate; (b) each member of the Board of Directors who is not an Employee of the Company or any Affiliate; and (c) any natural person that is a consultant or other independent advisor providing services to the Company or any Affiliate.

1.21          Employee means each natural person that is engaged in the performance of services for the Company or any Affiliate for wages as defined in Section 3101(a) of the Code.

1.22          Executive Officer means: (a) the CEO; (b) the Company's President; (c) the Company's principal financial officer; (d) the Company's principal accounting officer; (e) any Vice President of the Company who is in charge of a principal business unit, division or function; (f) any other officer of the Company who performs a policy making function for the Company; (g) any officer of any Affiliate who performs policy making functions for the Company; and (h) any other person who performs policy making functions for the Company.

1.23          Fair Market Value means, for purpose of determining the value of any Share, Unit or Right, the closing price of a share of Common Stock as reported by the NASDAQ National Market System on the date as of which the determination of Fair Market Value is to be made or, if no sale of Common Stock shall have been made on the NASDAQ National Market System on that day, on the next preceding day on which there was a sale of Common Stock.

1.24          Incentive Stock Option means an Option that is an "incentive stock option" within the meaning of Section 422 of the Code.

1.25          Merger Sale means the consolidation, merger, or other reorganization of the Company, other than: (a) any such consolidation, merger or reorganization of the Company in which holders of Common Stock immediately prior to the earlier of: (i) the Board of Director's approval of such consolidation, merger or other reorganization; or (ii) the date of the stockholders meeting in which such consolidation, merger or other reorganization is approved, continue to hold more than eighty percent (80%) of the outstanding voting securities of the surviving entity immediately after the consolidation, merger, or other reorganization; and (b) any such consolidation, merger or other reorganization which is effected pursuant to the terms of a Merger Sale Agreement which provides that the consolidation, merger or other reorganization contemplated by the Merger Sale Agreement will not constitute a Change in Control for purposes of this Plan.

1.26          Merger Sale Agreement means an agreement between the Company and any one or more other persons, firms, corporations or other entities (which are not Affiliates of the Company) providing for a consolidation, merger or other reorganization in which the holders of Common Stock of the Company immediately prior to the Company's execution of such agreement do not hold more than eighty percent (80%) of the outstanding voting securities of the surviving entity immediately after the consummation of the consolidation, merger, or other reorganization contemplated by such agreement.

1.27          Non-Qualified Stock Option means an Option that is not an Incentive Stock Option.

1.28          Option means an option to purchase Shares granted pursuant to Article 4 of the Plan or, solely for purposes of Section 4.08(b), granted under any other stock option plan maintained by the Company.

1.29          Option Cash Out Payment means an amount, payable to a Participant that is the holder of Options, equal to the amount by which: (a)(i) the greatest of: (A) the Fair Market Value of one Share, determined as of the date a Merger Sale Agreement is executed by the Company; (B) the Fair Market Value of one Share, determined as of the day immediately preceding the date a Change in Control occurs; and (C) the amount, if any, of cash payable with respect to one Share in connection with the consummation of the Change in Control as provided for by the certificate filed with the Delaware Secretary of State to effect the Change in Control; multiplied by (ii) the total number of Shares which the Participant is entitled to acquire pursuant to all Options (whether or not such Options are then currently exercisable pursuant to the provisions of the instruments containing the terms of the Option Awards held by the Participant) held by the Participant on the date the Change in Control is effective; exceeds (b) the aggregate amount which the Participant would be required to pay to the Company in connection with the purchase by the Participant of all Shares which the Participant is entitled to purchase pursuant to the exercise of all unexpired and unexercised Options held by the Participant as of the date the Change in Control is effective (whether or not such Options are then currently exercisable pursuant to the provisions of the instruments containing the terms of the Option Awards held by the Participant).

1.30           Participant means any Eligible Person who holds an Award granted under the Plan, and any successor, permitted transferee or Beneficiary that succeeds to such individual's interest in such Award.

1.31          Performance Goals means the performance goals established by the Committee in connection with Awards granted to Eligible Persons under Article 6, which performance goals must be met in order for payment to be made with respect to such Awards.

1.32          Performance Period means the period established by the Committee for measuring whether, and to what extent, any Performance Goals established in connection with any Award granted under Article 6 hereof have been met.

1.33          Performance Shares means Shares that may be issued and delivered at the end of a Performance Period pursuant to an Award made to an Eligible Person under Article 6, depending on the achievement, or the level of achievement, of one or more Performance Goals within such period, as provided in Article 6.

1.34          Performance Units means Units credited to an Eligible Person at the beginning of a Performance Period pursuant to an Award made to such individual under Article 6, and any Dividend Equivalent Units that are credited to the individual with respect to such Units during such Performance Period, payment with respect to which Units and related Dividend Equivalent Units depends on the achievement, or the level of achievement, of one or more Performance Goals within such period, as provided in Article 6.

1.35          Plan means the Gibraltar Industries, Inc. 2005 Equity Incentive Plan, as set forth herein and as amended from time to time hereafter.

1.36          Pro Rata Portion means, with respect to any portion of any Award of Restricted Shares or Restricted Units made hereunder, with respect to any portion of any Award of Performance Shares or Performance Units made hereunder, or with respect to any portion of any Award of Rights made hereunder, the percentage determined by dividing: (a) the number of months in the period beginning on the first day of: (i) the Restricted Period established for such portion of the Restricted Shares or Restricted Units so granted; (ii) the Performance Period established for such portion of the Performance Shares or Performance Units so awarded; or (iii) the Appreciation Period established for such portion of the Rights so awarded, and ending on the date the Eligible Person's employment with or service to the Company and each of its Affiliates is terminated; by (b) the total number of months in such Restricted Period, in such Performance Period, or in such Appreciation Period, whichever the case may be.

1.37          Restricted Period means the period of time during which Restricted Shares or Restricted Units are subject to Restrictions as set forth in Article 5.

1.38          Restricted Shares means Shares which are granted subject to Restrictions pursuant to Article 5.

1.39          Restricted Units means Units credited to an Eligible Person which are subject to Restrictions at the beginning of a Restricted Period pursuant to an Award made to such Eligible Person under Article 5, and any Dividend Equivalent Units that are credited to the Eligible Person with respect to such Units during such Restricted Period as provided in Article 5.

1.40          Restrictions means the restrictions to which Restricted Shares or Restricted Units are subject under the provisions of Section 5.02.

1.41          Retirement means the termination of a Participant's employment with or service to the Company and all of its Affiliates, provided that such termination occurs after: (a) the Participant has either: (i) been continuously employed by or provided services (as a non-employee director, consultant or other service provider) to the Company or any of its Affiliates for a period of at least five (5) years and attained at least age sixty (60); or (ii) attained at least age sixty-five (65); and (b) the Participant has given at least thirty (30) days advance written notice to the Company or, if applicable, the Affiliate of the Company by whom the Participant is employed or for whom the Participant is providing services, which notice states that the Participant will retire from his or her employment with or service to the Company and its Affiliates.

1.42          Right means an Award which enables the Eligible Person to whom the Award has been made to receive cash, stock or a combination of cash and stock in an amount which is based on the difference between the Base Price of one Share at the beginning of the Appreciation Period and the Fair Market Value of one Share at the end of the Appreciation Period.

1.43          Right Cash Out Payment means an amount, payable to a Participant that is the holder of Rights, equal to the amount by which: (a)(i) the greatest of: (A) the Fair Market Value of one Share, determined as of the date a Merger Sale Agreement is executed by the Company; (B) the Fair Market Value of one Share, determined as of the day immediately preceding the date a Change in Control occurs; and (C) the amount, if any, of cash payable with respect to one Share in connection with the consummation of the Change in Control as provided for by the certificate filed with the Delaware Secretary of State to effect the Change in Control; multiplied by (ii) the total number of Shares represented by the Rights held by the Participant; exceeds (b) the aggregate Base Price of the Shares used to calculate the value of the Rights held by the Participant, determined, with respect to each Right, as of the date the Right was granted to the Participant and adjusted, if applicable, pursuant to Section 3.02.

1.44          Share means a share of Common Stock.

1.45          Termination of Service means: (a) with respect to any Employee, his or her ceasing to be employed by the Company and each of its Affiliates; (b) with respect to any non-employee director, his or her ceasing to serve as a member of the Board of Directors; and (c) with respect to any consultant or other service provider, that is a natural person, the termination of all consulting or other service providing arrangements which such consultant or service provider has with the Company and each Affiliate of the Company.

1.46          Unit means a unit of measurement equivalent to one Share, with none of the attendant rights of a shareholder of such Share, (including among the rights which the holder of a Unit does not have are the right to vote such Share and the right to receive dividends thereon), except to the extent otherwise specifically provided herein.

ARTICLE 2.
AWARDS

2.01          Form of Awards.  Awards under the Plan may be made in the form of Options, Restricted Shares, Restricted Units, Performance Shares, Performance Units and Rights.  An Award in any of the foregoing forms may be granted to any Eligible Person or to any group of Eligible Persons, upon terms and conditions that differ from the terms and conditions upon which any other Awards in the same form are made to other Eligible Persons or groups of Eligible Persons.

2.02          Written Instrument.  Each Award made to an Eligible Person under the Plan shall be evidenced by a written instrument in such form as the Committee shall prescribe, setting forth the terms and conditions of the Award.  The instrument evidencing the grant of any Award hereunder shall specify that the Award shall be subject to all of the terms and provisions of the Plan as in effect from time to time but subject to the limitation on amendments set forth in Section 10.09 of the Plan.

2.03          Surrender and Exchange of Awards.  The Committee may, in its discretion, grant an Award to a Participant who has previously been granted an Award under the Plan or an award under any other employee compensation or benefit plan maintained by the Company or any of its Affiliates (any such previously granted Award or award being hereinafter referred to as a "Prior Award"), in exchange for the surrender and cancellation of such Prior Award or any portion thereof.  The new Award so granted  may, in the discretion of the Committee, be in a form which is different than that of the Prior Award surrendered, and may be granted subject to terms and conditions that differ from those to which the surrendered Prior Award were subject. Notwithstanding the foregoing, no grant of a new Award in exchange for a Prior Award may be made hereunder unless: (a) the aggregate fair value of the new Award does not exceed the aggregate fair value of the Prior Award, determined as of the time the new Award is granted; and (b) the grant of the new Award would not constitute a "re-pricing" of any Option or would not otherwise be treated as a "material revision" of the Plan.

2.04          Limitations on Aggregate Amount of Certain Awards.  Notwithstanding anything to the contrary contained in this Plan, the maximum number of Shares issuable to any Participant over any five (5) year period in connection with all Options, Performance Shares, Performance Units and Rights granted to such Participant during any such five (5) year period shall not exceed Two Hundred Thousand (200,000) Shares.

ARTICLE 3.
SHARES SUBJECT TO THE PLAN

3.01          Shares Available for Awards.  Shares distributed in respect of Awards made under the Plan may be authorized but unissued Shares, Shares held in the treasury of the Company or Shares purchased by the Company on the open market at such time or times and in such manner as it may determine.  The Company shall be under no obligation to issue or acquire Shares in respect of an Award made under the Plan before the time when delivery of Shares is due under the terms of the Award.  The number of Shares available for distribution in respect of Awards made under the Plan shall be subject to the following limitations:

(a)                Subject to the provisions of Section 3.02 hereof, the aggregate number of Shares that may be distributed in respect of Awards made under the Plan shall be limited to two million two hundred fifty thousand (2,250,000) Shares.  Of that aggregate number, no more than one million three hundred fifty thousand (1,350,000) Shares in the aggregate shall be available for issuance pursuant to grants of Restricted Shares and Restricted Units.  The maximum aggregate number of Shares that may be issued pursuant to all Awards of Incentive Stock Options and Rights granted under the Plan shall not exceed nine hundred thousand (900,000) Shares.

(b)               Upon the grant of any Award, the overall aggregate number of Shares available for further Awards under the Plan, and if the Award so granted was in a form subject to a limitation on the aggregate number of Shares available for Awards in that form, the aggregate number of Shares available for further Awards under the Plan in that form, shall be reduced by the number of Shares subject to the Award so granted.

(c)                There shall be added back to the aggregate number of Shares available for the grant of Awards under the Plan, as determined under (a) and (b) above, the following:  (i) any Shares as to which an Option granted hereunder has not been exercised at the time of its expiration, cancellation or forfeiture; (ii) any Shares included in any other form of Award granted to an Eligible Person hereunder, to the extent that the person's right to receive such Shares, or any cash payment in settlement of such Award, is forfeited; (iii) any Shares represented by Restricted Units or Performance Units granted hereunder as to which payment is made in cash instead of by the issuance and delivery of Shares; (iv) any Shares represented by Rights granted hereunder as to which payment is made in cash instead of by the issuance and delivery of Shares; and (v) any Shares subject to an Option granted hereunder, or covered by any other form of Award made hereunder, to the extent such Option or other Award is surrendered in exchange for any other Award made hereunder.

3.02          Certain Adjustments to Shares.  In the event of any change in the number of outstanding Shares of Common Stock without receipt of consideration by the Company resulting from any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, or any rights offering to purchase Shares of Common Stock at a price substantially below fair market value, or any similar change affecting the Shares of Common Stock: (a) the maximum aggregate number and kind of Shares specified herein as available for the grant of Awards, or for the grant of any particular form of Award, under the Plan; (b) the number and kind of Shares that may be issued and delivered to Participants upon the exercise of any Option, or in payment with respect to any Award of Restricted Shares or Performance Shares, that is outstanding at the time of such change; (c) the number and kind of Shares represented by any Restricted Units, Performance Units, Rights or Dividend Equivalent Units that are outstanding at the time of such change; (d) the number of Shares represented by any Award of Rights; (e) the exercise price per share of any Options granted hereunder that are outstanding at the time of such change; and (f) the Base Price established with respect to any Rights granted hereunder that are outstanding at the date of such change, shall be appropriately adjusted consistent with such change in such manner as the Compensation Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder.

             In the case of any outstanding Incentive Stock Option, any such change shall be made in the manner that satisfies the requirements that must be met under Section 424 of the Code in order for such change not to be treated as a "modification" of such Option as defined under Section 424 of the Code.

             The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes.

3.03          Listing and Qualification of Shares.  The Company, in its discretion, may postpone the issuance, delivery, or distribution of Shares with respect to any Award until completion of such stock exchange listing or other qualification of such Shares under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.

ARTICLE 4.
OPTIONS

4.01          Awards of Options.  Subject to the limitations set forth in Article 3 above and to the other terms and conditions of the Plan, Options may be granted under the Plan to Eligible Persons for the purchase of such number of Shares, at such times and, upon such terms and conditions, as the Committee in its discretion may determine.

4.02          Type of Options.  Each Option granted hereunder shall be identified in the instrument evidencing such grant as either: (a) an Option intended to be treated as an Incentive Stock Option; or (b) an Option that shall be treated as a Non-Qualified Stock Option.

4.03          Term of Options.  The period of time during which an Option may be exercised shall be such period of time as is determined by the Committee and specified in the instrument setting forth the terms of the Option Award; provided that, in no event may the period of time during which an Option may be exercised exceed ten (10) years from the Date of Grant of the Option.  Notwithstanding any other provision in this Plan to the contrary, no Option may be exercised after its expiration.

4.04          Exercise of Options.  Each Option granted hereunder shall become exercisable, in whole or in part, at such time or times during its term as the instrument evidencing the grant of such Option shall specify.  To the extent that an Option has become exercisable, it may be exercised thereafter, in whole or in part, at any time or from time to time prior to its expiration, as to any or all Shares as to which the Option has become and remains exercisable, subject to the provisions of Section 4.05 below.

4.05          Termination of Service.  Except as the instrument evidencing the grant of an Option may otherwise provide, the portion of any outstanding Option held by an Eligible Person on the date of his or her Termination of Service that has not become exercisable prior to such date, and the portion of such Option which was exercisable but had not been exercised prior to the date of the Eligible Person's Termination of Service, shall be forfeited on such date.

Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing the grant of an Option may provide that the portion of the Option that is exercisable at the time of the Eligible Person's Termination of Service will continue to be exercisable, and that the portion of such Option that is not exercisable at such time will become exercisable in accordance with the terms of the Option and remain exercisable thereafter, during such period of time after the date on which the Eligible Person's Termination of Service occurs (but not beyond the expiration of the term of the Option), in such circumstances and subject to such terms and conditions, as are specified in such instrument.  However, to the extent that any Option granted hereunder to an Employee as an Incentive Stock Option is exercised more than three months after the date of such Employee's Termination of Service for any reason other than Disability, or more than one year after such date if the Employee's Termination of Service occurred because of Disability, the Option shall be treated as a Non-Qualified Stock Option for purposes of the Plan.

4.06          Exercise Price and Method of Exercise.  The price at which Shares may be purchased upon any exercise of an Option shall be the price per share determined by the Committee and specified in the instrument evidencing the grant of such Option; provided that, in no event shall the exercise price per Share be less than: (a) the Fair Market Value of a Share determined as of the Date of Grant of the Option; or (b), if greater, the par value of a Share.

An Option shall be exercised by delivery of a written notice of exercise, in a form satisfactory to the Committee, to the Company at its principal business office and addressed to the attention of the Company's Secretary or such other person as the Company's Secretary may have designated to receive such notice.  The notice shall specify the number of Shares with respect to which the Option is being exercised.  The notice shall be accompanied by payment of the exercise price of the Shares for which the Option is being exercised, which payment shall be made under one or more of the methods of payment provided in Section 4.07 below.

4.07          Payment.  Payment of the exercise price for Shares purchased upon the exercise of an Option shall be made by one, or by a combination of any, of the following methods:  (a) in cash, which may be paid by check or other instrument acceptable to the Company, or by wire transfer of funds, in each case in United States dollars; (b) if permitted by the Committee and subject to any terms and conditions it may impose on the use of such methods, by: (i) the delivery to the Company of other Shares owned by the Participant; provided that such shares have been owned by the Participant for the requisite period necessary to avoid a charge to the Company's earnings; or (ii) the surrender to the Company of Shares that otherwise would have been delivered to the Participant upon exercise of the Option; (c)  to the extent permissible under applicable law, through any cashless exercise sale and remittance procedure that the Committee in its discretion may from time to time approve; (d) to the extent permissible under applicable law and permitted by the Committee, by the execution by the Participant and delivery to the Company of a promissory note or other instrument evidencing the Participant's agreement to pay part or all of the Option exercise price on a deferred or installment payment basis, upon such terms and conditions (including, without limitation, terms requiring Shares purchased upon the exercise of  the Option to be pledged to the Company to secure payment of any outstanding balance of the option exercise price) as the Committee shall require; or (e) any other method of payment as the Committee may from time to time approve.

For purposes of determining the portion of the exercise price payable upon the exercise of an Option that will be treated as satisfied by the delivery or surrender of Shares pursuant to clause (b) (i) or (ii) above, Shares so delivered or surrendered shall be valued at their Fair Market Value determined as of the business day next preceding the date on which the Option is exercised .

4.08          Incentive Stock Options.  Notwithstanding any other provisions of the Plan, Incentive Stock Options granted under the Plan shall be subject to the following provisions:

(a)                No Incentive Stock Option may be granted under the Plan after February 9, 2015.

(b)               To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options granted under the Plan and under all other stock option plans maintained by the Company are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Incentive Stock Options so exercisable shall be treated as Non-Qualified Stock Options.  For purposes of the foregoing, the Fair Market Value of Shares as to which any Incentive Stock Option may be exercised shall be determined as of the Date of Grant of such Option.  The determination of whether the limitation set forth in the first sentence of this Section 4.08(b) applies with respect to any Incentive Stock Option granted under the Plan shall be made in accordance with applicable provisions of Section 422 of the Code and  the regulations issued thereunder.

(c)                No Incentive Stock Option shall be granted to an Employee if, as of the Date of Grant of such Option, such Employee owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, unless: (i) the exercise price per Share under such Option is at least 110% percent of the Fair Market Value of a Share determined as of the Date of Grant of such Option; and (ii) such Option is not exercisable after the expiration of five (5) years from the Date of Grant of such Option.  If an Option, designated as an Incentive Stock Option, is granted to an Employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and either the price per Share at which the Option is exercisable or the date on which the Option expires does not satisfy the limitations specified above, such Incentive Stock Option shall be treated as a Non-Qualified Stock Option.

(d)               The instrument evidencing the grant of any Incentive Stock Option shall require that if any Shares acquired upon the exercise of such Option are disposed of within 2 years from the Date of Grant of such Option, or within one year from the date as of which the Shares disposed of were transferred to the Participant pursuant to the exercise of such Option,  the Participant shall give the Company written notice of such disposition, within ten days following the date of such disposition.

4.09          Other Option Provisions.  The instrument evidencing the grant of any Option hereunder may contain such other terms and conditions, not inconsistent with the provisions of the Plan or any applicable law, as the Committee may determine.

4.10          Rights of a Shareholder.  Upon the exercise by a Participant of an Option or any portion thereof in accordance with the Plan, the provisions of the instrument evidencing the grant of such Option and any applicable rules and regulations established by the Committee and the issuance to the Participant of a certificate representing the Shares with respect to which the Option has been exercised, the Participant shall have all of the rights of a stockholder of the Company with respect to the Shares issued as a result of such exercise.  Prior to the issuance to a Participant of a certificate representing Shares issuable to the Participant upon his or her exercise of an Option, the Participant shall not have any rights as a stockholder of the Company with respect to such Shares.

ARTICLE 5.
RESTRICTED SHARES AND RESTRICTED UNITS

5.01          Awards of Restricted Shares and Restricted Units.  Subject to the limitations set forth in Article 3 and to the other terms and conditions of the Plan, Restricted Shares and Restricted Units may be granted to such Eligible Persons, at such times, and in such amounts, as the Committee may determine in its discretion.  In addition to Awards of Restricted Shares or Restricted Units which may be made to any Eligible Person in recognition of services provided to the Company and its Affiliates or as an incentive for such Eligible Person to continue to contribute to the profitability and growth of the Company and its Affiliates, the Company has, on the date hereof, adopted a framework under which a specific type of Restricted Unit Awards will be made, which framework is known as the Gibraltar Industries, Inc. Management Stock Purchase Plan (the "MSPP").  The MSPP is intended to be treated as an integral part of this Plan and provides for the granting of Awards of Restricted Shares or Restricted Units to Eligible Persons in consideration for and recognition of the agreement of such Eligible Persons to authorize the Company to credit Restricted Shares or Restricted Units to an account established for the benefit of such Eligible Persons under the MSSP in lieu of the payment to such Eligible Persons of all or part of the annual incentive bonus which such Eligible Persons would otherwise be entitled to receive from the Company and its Affiliates.  In this regard, the maximum number of Shares that may be issued pursuant to grants of Restricted Shares and Restricted Units (as provided by Section 3.01(a)) shall be reduced by Awards of Restricted Shares and Restricted Units made to Eligible Persons under the terms of the MSSP.

5.02          Restrictions and Restricted Period.  At the time of each grant of Restricted Shares or Restricted Units to any Participant, the Committee shall establish a period of time within which the Restricted Shares or Restricted Units covered by such grant (and the Participant's right to receive payment with respect to such Restricted Units) may not be sold, assigned, transferred (other than a transfer to the Participant's Beneficiary occurring by reason of the Participant's death), made subject to gift, or otherwise disposed of, or mortgaged, pledged or otherwise encumbered, whether voluntarily or by operation of law.  The Committee in its discretion may prescribe a separate Restricted Period for any specified portion of the Restricted Shares or Restricted Units granted pursuant to any Award.

5.03          Rights While Restricted Shares Remain Subject to Restrictions.  Restricted Shares granted to a Participant hereunder shall be issued to the Participant as of the Date of Grant as uncertificated shares.  Until the Restrictions which apply to Restricted Shares lapse in accordance with the provisions of Section 5.05 below or Section 9.01(c), the Restricted Shares granted to a Participant shall be held in the Participant's name in a bookkeeping account maintained by the Company. A separate account shall be maintained for all Restricted Shares granted to a Participant with a Restricted Period ending on the same date.

Except for the Restrictions which apply to Restricted Shares, and subject to the forfeiture provisions applicable under Section 5.06 below, a Participant shall have, with respect to all Restricted Shares so held for his account, all of the rights of a stockholder of the Company, including full voting rights with respect to such Shares and the right to receive currently with respect to the Participant's Restricted Shares all dividends and other distributions payable generally on the Company's Shares. If any dividends or distributions so payable are paid in Shares, the Shares paid as a dividend or distribution with respect to a Participant's Restricted Shares shall be subject to the same Restrictions and provisions relating to forfeiture as apply to the Restricted Shares with respect to which they were paid.  Such stock dividend Shares shall themselves be treated as Restricted Shares, and shall be credited to the same account which the Company maintains for those Restricted Shares of the Participant with respect to which such stock dividends or distributions were paid.

Notwithstanding the foregoing, if the instrument evidencing the grant of any Restricted Shares to a Participant so provides, all cash dividends and distributions payable generally on the Company's Shares that are otherwise payable with respect to the Restricted Shares granted to the Participant shall not be paid currently to the Participant but instead, shall be applied to the purchase of additional Shares for the Participant's account. The additional Shares so purchased shall be subject to the same Restrictions and provisions relating to forfeiture as apply to the Restricted Shares with respect to which they were paid.  Such additional Shares shall themselves be treated as Restricted Shares, and shall be credited to the same account which the Company maintains for those Restricted Shares of the Participant with respect to which such dividends or distributions were paid.  The purchase of any such additional Shares shall be made in accordance with such other procedure as may be specified in the instrument evidencing the grant of the Restricted Shares on which such dividends are paid.

5.04          Rights While Restricted Units Remain Subject to Restrictions.  No Shares shall be issued at the time an award of Restricted Units is made.  Except as provided in the following paragraph or otherwise provided by the instrument evidencing an Award of Restricted Units, a Participant that is the holder of an Award of Restricted Units shall not have any rights as a shareholder with respect to such Restricted Units.  Restricted Units granted to a Participant hereunder shall be credited to a bookkeeping account maintained by the Company for the Participant.  A separate account shall be maintained for all Restricted Units granted to a Participant with a Restricted Period ending on the same date and for all Dividend Equivalent Units that are to be credited to such account in accordance with the next following paragraph.

If any dividends or other distributions payable on the Company's Shares are paid in Shares during any period that a Participant holds an Award of Restricted Units, as of the applicable Dividend Payment Date, a number of additional Restricted Units shall be credited to each account established for the Participant to reflect the number of Restricted Units held by the Participant as of such Dividend Payment Date.  The number of additional Restricted Units to be credited shall be determined by first multiplying: (a) the total number of Restricted Units standing to the Participant's credit in such account on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates); by (b) the per share dollar amount of the dividend paid on such Dividend Payment Date; and then, (c) dividing the resulting amount by the Fair Market Value of one Share on such Dividend Payment Date.  Dividend Equivalent Units awarded pursuant to this paragraph to a Participant that holds an Award of Restricted Units shall have the same Restricted Period as the Restricted Units with respect to which such Dividend Equivalent Units have been awarded.

5.05          Lapse of Restrictions and Payment.  Upon the expiration of the Restricted Period for any Restricted Shares or Restricted Units granted to a Participant hereunder but subject to the provisions of Section 5.06 below, the Restrictions applicable to such Restricted Shares or Restricted Units shall lapse, and payment with respect to such Restricted Shares or Restricted Units (including any related Dividend Equivalent Units) shall be made in accordance with the following provisions:

(a)                In the case of Restricted Shares, payment shall be made by delivery to the Participant of a stock certificate for the number of such Restricted Shares, free and clear of all Restrictions to which such shares were subject. However, if the Restricted Shares with respect to which the applicable Restrictions have lapsed includes a fractional Share, payment for such fractional Share shall be made in cash, in an amount equal to the Fair Market Value of such fractional Share determined as of  the date on which such Restrictions lapsed. Delivery of such stock certificate and any such cash payment shall be made to the Participant as soon as practicable following the lapse of the applicable Restrictions.

(b)               In the case of Restricted Units (including related Dividend Equivalent Units), payment shall be made: (i) by  the issuance and delivery to the Participant of a stock certificate for a number of Shares equal to the number of whole Restricted Units and related Dividend Equivalent Units with respect to which the applicable Restrictions have lapsed, and (ii) by payment in cash for any fractional Restricted Unit payable as a result of the lapse of such Restrictions, in an amount equal to the Fair Market Value of such fractional Restricted Unit determined as of the date as of which such Restrictions lapsed.  Notwithstanding the foregoing, payment for Restricted Units (including related Dividend Equivalent Units) with respect to which the applicable Restrictions have lapsed may be made wholly or partly in cash, in an amount determined using the Fair Market Value of all of the Units and any fractional Unit as to which a cash payment is to be made, determined as of the date on which such Restrictions lapsed, if the instrument evidencing the grant of such Restricted Units so provides.  Payment shall be made in such manner and at such time or times as provided in such instrument.  Unless otherwise provided by the instrument evidencing a grant of Restricted Units, payment with respect to any part or all of a Participant's Restricted Units (including related Dividend Equivalent Units) may be deferred, at the Participant's election, upon such terms and conditions as are specified by the Participant, in writing, subject to the restrictions on deferral of compensation contained in Code Section 409A.

5.06          Termination of Service.  Except as the instrument evidencing the grant of Restricted Shares or Restricted Units may otherwise provide, upon an Eligible Person's Termination of Service for any reason prior to the expiration of the Restricted Period which is in effect for any Restricted Shares or Restricted Units (and related Dividend Equivalent Units) standing to his or her credit immediately prior to such Termination of Service, the Eligible Person's right to receive payment with respect to such Restricted Shares, Restricted Units and Dividend Equivalent Units shall be forfeited and cancelled as of the date of such Termination of Service, and no payment of any kind shall be made with respect to such Restricted Shares, Restricted Units and Dividend Equivalent Units.

Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing the Award of such Restricted Shares or Restricted Units may provide that if the Eligible Person's Termination of Service occurs prior to the end of the Restricted Period established for such Restricted Shares or Restricted Units as a result of the Eligible Person's death, Disability or Retirement (but not for any other reason), payment will be made with respect to all or a Pro Rata Portion of such Restricted Shares or Restricted Units and any related Dividend Equivalent Units.  In such case, only the Eligible Person's right to receive payment with respect to any remaining portion of the Restricted Shares or Restricted Units (and related Dividend Equivalent Units) for which such Restricted Period was established shall be cancelled and forfeited. Any payment required to be made with respect to an Eligible Person's Restricted Shares or Restricted Units (and related Dividend Equivalent Units) pursuant to this paragraph shall be made as soon as practicable after the date of such Eligible Person's Termination of Service, and shall be made in the manner specified in Section 5.05.

5.07          Notice of Code Section 83(b) Election.  A Participant who files an election under Section 83(b) of the Code to include in gross income the Fair Market Value of any Restricted Shares granted hereunder while such Shares are still subject to Restrictions shall furnish the Company with a copy of the election so filed by the Participant, within ten days of the filing of such election with the Internal Revenue Service.

ARTICLE 6.
PERFORMANCE SHARES AND PERFORMANCE UNITS

6.01          Awards of Performance Shares and Performance Units.  Subject to the limitations set forth in Article 3 and to the other terms and conditions of the Plan, Performance Shares or Performance Units may be granted to such Eligible Persons, at such times, in such amounts,  and upon such terms and conditions, as the Committee may determine in its discretion.  Performance Shares and Performance Units shall be granted in accordance with the provisions set forth below.

6.02          Establishment of Performance Goals and Performance Targets.  In connection with each Award of Performance Shares or Performance Units, the Committee shall establish in writing, and the instrument evidencing the grant of such Award shall specify: (a) the Performance Goal or Goals and the Performance Period that will apply with respect to such Award; (b) the level or levels of achievement of the Performance Goal or Goals that must be met in order for payment to be made with respect to the Award; (c) the number of Performance Shares that will be issued and delivered to the recipient of the Award, or the percentage of the Performance Units (and any related Dividend Equivalent Units) credited to the recipient in connection with the Award as to which payment will be made, if the Performance Goal or Goals applicable to such Award: (i) have been fully achieved; (ii) have been exceeded; or (iii) have not been fully achieved but have been achieved at or beyond any minimum or intermediate level of achievement specified in the instrument evidencing the grant of such Award; and (d) such other terms and conditions pertaining to the Award as the Committee in its discretion may determine.  In connection with any such Award made to any Covered Executive, the matters described in the preceding sentence shall be established within such period of time as may be permitted by the regulations issued under Section 162(m) of the Code.

6.03          Rights While Performance Shares Remain subject to Achievement of Performance Goals.  Performance Shares granted to a Participant hereunder shall be issued to the Participant as of the Date of Grant as uncertificated shares.  Until the Performance Period which applies to the Performance Shares expires, the Performance Shares granted to a Participant shall be held in the Participant's name in a bookkeeping account maintained by the Company and shall not be sold, assigned, transferred (other than a transfer to the Participant's Beneficiary occurring by reason of the Participant's death), made subject to gift or otherwise disposed of, mortgaged, pledged or otherwise encumbered, whether voluntarily or by operation of law.  A separate account shall be maintained for all Performance Shares granted to a Participant with a Performance Period ending on the same date.

            Except for the restrictions on transferability which apply to Performance Shares, and subject to the forfeiture provisions applicable under Section 6.11 below, a Participant shall have, with respect to all Performance Shares so held for his account, all of the rights of a stockholder of the Company, including full voting rights with respect to such Shares and the right to receive currently with respect to the Participant's Performance Shares, all dividends and other distributions payable generally on the Company's Shares.  If any dividends or distributions so payable are paid in Shares, the Shares paid as a dividend or distribution with respect to a Participant's Performance Shares shall be subject to the same Performance Goals and provisions relating to forfeiture as apply to the Performance Shares with respect to which they were paid.  Such stock dividend Shares shall themselves be treated as Performance Shares, and shall be credited to the same account which the Company maintains for those Performance Shares of the Participant with respect to which such stock dividends or distributions were paid.

            Notwithstanding the foregoing, if the instrument evidencing the grant of any Performance Shares to a Participant so provides, all cash dividends and distributions payable generally on the Company's Shares that are otherwise payable with respect to the Performance Shares granted to the Participant shall not be paid currently to the Participant but instead, shall be applied to the purchase of additional Shares for the Participant's account.  The additional Shares so purchased shall be subject to the same Performance Goals and provisions relating to forfeiture as apply to the Performance Shares, and shall be credited to the same account which the Company maintains for those Performance Shares of the Participant with respect to which such dividends or distributions were paid.  The purchase of any such additional Shares shall be made in accordance with such other procedure as may be specified in the instrument evidencing the grant of the Performance Shares on which such dividends are paid.

6.04          Rights While Performance Units Remain Subject to Achievement of Performance Goals.  No Shares shall be issued at the time an Award of Performance Units is made.  Except as provided in the following paragraph or otherwise provided in the instrument evidencing an Award of Performance Units, a Participant that is the holder of an Award of Performance Units shall not have any rights of a shareholder with respect to such Performance Units.  Performance Units granted to a Participant hereunder shall be credited to a bookkeeping account maintained by the Company for the Participant.  A separate account shall be maintained for all Performance Units granted to a Participant with a Performance Period ending on the same date and for all Dividend Equivalent Units that are to be credited to such account in accordance with the following paragraph.

                        If any dividends or other distributions payable on the Company's Shares are paid in Shares during any period that a Participant holds an Award of Performance Units, as of the applicable Dividend Payment Date, a number of additional Performance Units shall be credited to each account established for the Participant to reflect the number of Performance Units held by the Participant as of such Dividend Payment Date.  The number of such additional Performance Units to be credited shall be determined by first multiplying: (a) the total number of Performance Units standing to the Participant's credit in such account on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates); by (b) the per Share dollar amount of the dividend paid on such Dividend Payment Date; and then, (c) dividing the resulting amount by the Fair Market Value of one Share on such Dividend Payment Date.  Dividend Equivalent Units awarded pursuant to this paragraph to a Participant that holds an Award of Performance Units shall have the same Performance Goals and Performance Period as the Performance Units with respect to which such Dividend Equivalent Units have been awarded.

6.05          Performance Goals for Covered Executives.  In the case of any Award of Performance Shares or Performance Units to any Eligible Person who is a Covered Executive, the Performance Goal or Goals established in connection with such Award shall be based on one or more of the following business criteria, as determined by the Committee in its discretion: (a) the attainment of specified levels of, or increases in, the Company's after-tax or pretax return on stockholder's equity; (b) the attainment of specified levels in the fair market value of the Company's Shares; (c) the attainment of specified levels of growth in the value of an investment in the Company's Shares, assuming that all dividends paid on the Company's Common Stock are reinvested in additional Shares; (d) the attainment of specified levels of, or increases in, the Company's pre-tax or after-tax earnings, profits, net income, or earnings per share; (e) the attainment of specified levels of, or increases in, the Company's earnings before income tax, depreciation and amortization (EBITDA); (f) attainment of specified levels of, or increases in, the Company's net sales, gross revenues or cash flow from operations; (g) the attainment of specified levels of, or increases in, the Company's working capital, or in its return on capital employed or invested; (h) the attainment of specified levels of, or decreases in, the Company's operating costs or any one or more components thereof, or in the amount of all or any specified portion of the Company's debt or other outstanding financial obligations.

Any of the business criteria described in the preceding paragraph which the Committee establishes as a Performance Goal may be measured either by the performance of the Company and its Affiliates on a consolidated basis, or by the performance of any one or more of the Company's subsidiaries, divisions, or other business units, as the Committee in its discretion may determine.  In its discretion, the Committee may also establish Performance Goals, based on any of the business criteria described in this Section 6.05, that require the attainment of a specified level of performance of the Company, or any of its subsidiaries, divisions or other business units, relative to the performance of other specified corporations, in order for such Performance Goals to be met.

The Committee may also, in its discretion, include in any Performance Goal the attainment of which depends on a determination of the net earnings or income of the Company or any of its subsidiaries, divisions or other business units, provisions which require such determination to be made by eliminating the effects of any decreases in or charges to earnings for: (a) the effect of foreign currency exchange rates; (b) any acquisitions, divestitures, discontinuances of business operations, restructurings or other special charges; (c) the cumulative effect of any accounting changes; and (d) any "extraordinary items" as determined under generally accepted accounting principles, to the extent that such decreases or charges referred to in clauses (a) through (d) of this paragraph are separately disclosed in the Company's Annual Report for each fiscal year within the applicable Performance Period.

6.06          Performance Goals for Non-Covered Executives.  In the case of Awards of Performance Shares or Performance Units made hereunder to Eligible Persons who are not Covered Executives, the Performance Goal or Goals applicable to such Awards shall be such corporate or individual goals as the Committee in its discretion may determine.

6.07          Measurement of Performance.  At the end of the Performance Period established in connection with any Award of Performance Shares or Performance Units, the Committee shall determine the extent to which the Performance Goal or Goals established for such Award have been met, and shall determine, on that basis, the number of Performance Shares or Performance Units included in such Award that have been earned and as to which  payment will be made pursuant to Section 6.09 below, subject to the adjustments provide for in Section 6.08 and the forfeiture provisions of Section 6.10.  In the case of any Award granted to a Covered Executive, the Committee shall certify in writing the extent to which it has determined that the Performance Goal or Goals established by it for such Award have been met.

6.08          Adjustment of Award Amounts.  The number of Shares or the amount of cash otherwise payable with respect to an Award on the basis of the level of attainment of the applicable Performance Goals as determined by the Committee under Section 6.07 shall be subject to adjustment in accordance with the following provisions:

(a)                To the extent not inconsistent with the terms of the Plan and if the instrument evidencing the Award so provides, the number of Shares or the amount of cash otherwise payable with respect to an Award to an Eligible Person who is not a Covered Executive may be increased or decreased to the extent determined by the Committee in its discretion, based on the Committee's evaluation of the Eligible Person's individual performance or to reflect such other events, circumstances or factors as the Committee in its discretion deems appropriate in determining the extent to which payment should be made with respect to the Eligible Person's Award.

(b)               Notwithstanding the provisions of Section 6.08(a) above, the Committee shall not have any authority to increase the number of Shares or the amount of cash otherwise payable with respect to any Award of Performance Shares or Performance Units to a Covered  Executive.  However, if the instrument evidencing an Award to a Covered Executive so provides, the Committee may, in its discretion, reduce the number of Shares or the amount of cash otherwise payable with respect to such Award: (i) to reflect any decreases in or charges to earnings that were not taken into account pursuant to clause (a), (b), (c), or (d) of the last paragraph of Section 6.05 in determining net earnings or income for purposes of any Performance Goal established in connection with such Award; (ii) to reflect any credits to earnings for extraordinary items of income or gain that were taken into account in determining net earnings or income for such purposes; (iii) to reflect the Committee's evaluation of the Covered Executive's individual performance; or (iv) to reflect any other events, circumstances or factors which the Committee believes to be appropriate in determining the extent to which payment should be made with respect to the Covered Executive's Award.

6.09          Payment of Awards.  Payment with respect to that number of Performance Shares or Performance Units subject to any Award which the Committee has determined under Section 6.07 above to have been earned, as adjusted to the extent determined by the Committee under Section 6.08, shall be made in accordance with the following provisions:

(a)                In the case of any such Performance Shares, payment shall be made by the issuance and delivery to the Participant of a stock certificate for the requisite number of such Shares.  However, if the Performance Shares with respect to which payment is to be made include a fractional Share, payment of such fractional Share shall be made in cash, in an amount equal to the Fair Market Value of such fractional Share determined as of the end of the Performance Period.  Such Shares shall be issued and delivered, and, if applicable, such cash payment shall be made, to the Participant as soon as practicable after the end of the Performance Period applicable to the Award in question.

(b)               In the case of Performance Units, (including related Dividend Equivalent Units), payment shall be made: (i) by the issuance and delivery to the Participant of a stock certificate for a number of Shares equal to the total number of such whole Performance Units and related Dividend Equivalent Units; and (ii) by payment in cash for any fractional Unit in an amount equal to the Fair Market Value of such fractional Unit determined as of the day immediately preceding the date as of which payment is to be made.  Notwithstanding the foregoing, payment for such Performance Units (including related Dividend Equivalent Units) may be made wholly or partly in cash, in an amount equal to the Fair Market Value of all of the Units and any fractional Unit as to which a cash payment is to be made determined as of the day immediately preceding the date as of which payment is to be made, if the instrument evidencing the grant of such Performance Units so provides.  Payment shall be made in such manner and at such time or times as provided in such instrument.  Unless otherwise provided by the instrument evidencing the grant of Performance Units, payment with respect to any part or all of a Participant's Performance Units (including any related Dividend Equivalent Units) may be deferred, at the Participant's election, upon such terms and conditions as are specified by the Participant, in writing, subject to the restrictions on deferral of compensation contained in Code Section 409A.

6.10          Termination of Service.  Except as the instrument evidencing the grant of  Performance shares or Performance Units may otherwise provide, upon an Eligible Person's Termination of Service for any reason prior to the end of the Performance Period established for any Award of Performance Shares or Performance Units, such Award shall be cancelled, all Performance Shares or Performance Units included in such Award, and all Dividend Equivalent Units that were credited with respect to such Performance Shares or Performance Units, shall be forfeited, and no payment of any kind shall be made with respect to such Award.

Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing any such Award may provide that if the Eligible Person's Termination of Service prior to the end of the Performance Period established for such Award occurs as a result of the Eligible Person's death, Disability or Retirement (but not for any other reason), payment will be made at the end of the Performance Period, in accordance with the provisions of Section 6.09, with respect to all or a Pro Rata Portion of the number of Shares and/or the amount of cash that otherwise would have been payable to the Eligible Person, as determined in accordance with the provisions of Sections 6.07 and 6.08, if the Eligible Person's Termination of Service had not occurred prior to the end of such Performance Period.  In such case, only the Eligible Person's right to receive payment with respect to any remaining portion of the Performance Shares or Performance Units (and related Dividend Equivalent Units) included in such Award shall be cancelled and forfeited.

6.11          Notice of Code Section 83(b) Election.  A Participant who files an election under Section 83(b) of the Code to include in gross income the Fair Market Value of any Performance Shares granted hereunder while such Shares are still subject to achievement of Performance Goals shall furnish the Company with a copy of the election so filed by the Participant within ten (10) days of the filing of such election with the Internal Revenue Service.

ARTICLE 7.
RIGHTS

7.01          Awards of Rights.

(a)  Subject to the limitations set forth in Article 3 above and to the other terms and conditions of the Plan, Rights may be granted under the Plan to any Eligible Person at such times and upon such terms and conditions as the Committee, in its discretion may determine.  Rights shall be granted in accordance with the provisions of this Article 7.

(b)               The terms of the instrument which contains the terms of an Award of Rights shall specify the number of Shares which shall be used as the basis for determining the value of the Rights at the end of the Appreciation Period and the Base Price in effect for those Shares.

(c)                Rights shall be exercisable at such time and upon such terms as may be established by the Committee in the instrument setting forth the terms of the Award; provided that, in no event shall the period of time that an Award of Rights is exercisable extend beyond the ten (10) year period beginning on the Date of Grant.

(d)               Rights shall be subject to the same transferability restrictions applicable to all Awards and may not be transferred during the holder's lifetime, except to one or more family members as provided in Section 8.02.

(e)                The holder of a Right shall not have any stockholder rights with respect to the Shares used to determine the value of the Right.

7.02          Dividend Equivalent Units.  If any dividends or other distributions payable on the Company's Shares are paid in Shares during any period that a Participant holds an Award of Rights, as of the applicable Dividend Payment Date, a number of additional Rights shall be credited to any account established for the Participant to reflect the number of Rights held by the Participant as of such Dividend Payment Date.  The number of such additional Rights to be credited shall be determined by first multiplying: (a) the total number of Rights standing to the Participant's credit in such account on the day immediately preceding such Dividend Payment Date (including all Dividend Equivalent Units credited to such account on all previous Dividend Payment Dates); by (b) the per share dollar amount of the dividend paid on such Dividend Payment Date; and then (c) dividing the resulting amount by the Fair Market Value of one Share on such Dividend Payment Date.  Additional Rights awarded pursuant to this Section to a Participant that holds an Award of Rights shall be exercisable at the same time and upon the same terms as the Rights with respect to which such additional Rights are to be issued; provided that, the Base Price of such rights shall be equal to the Fair Market Value of a Share, determined as of the applicable Dividend Payment Date.

7.03          Termination of Service.  Except as the instrument evidencing the grant of an Award of Rights may otherwise provide, upon an Eligible Person's Termination of Service for any reason prior to the expiration of the Appreciation Period which is in effect for any Right (and related Dividend Equivalent Units) standing to his or her credit immediately prior to such Termination of Service, the Eligible Person's right to exercise such Right shall be forfeited and cancelled as of the date of such Termination of Service, and no payment of any kind shall be made with respect to such Right and related Dividend Equivalent Units.

                        Notwithstanding the foregoing, if the Committee so determines, in its discretion, the instrument evidencing the Award of such Right may provide that if the Eligible Person's Termination of Service occurs prior to the end of the Appreciation Period established for such Right as a result of the Eligible Person's death, Disability or Retirement (but not for any other reason), payment will be made with respect to all or a Pro Rata Portion of such Right and any related Dividend Equivalent Units.  In such case, only the Eligible Person's right to receive payment with respect to any remaining portion of the Right (and related Dividend Equivalent Units) for which such Appreciation Period was established shall be cancelled and forfeited. Any payment required to be made with respect to an Eligible Person's Right (and related Dividend Equivalent Units) pursuant to this paragraph shall be made as soon as practicable after the date of such person's Termination of Service, and shall be made in the manner specified in Section 7.04.

7.04          Payment of Awards.  In the case of Rights, (including related Dividend Equivalent Units), payment shall be made: (a) by the issuance and delivery to the Participant of a stock certificate for a number of Shares having a Fair Market Value on the date the Rights are exercised equal to: (i) the aggregate Fair Market Value of the Shares used as the basis for determining the value of the Rights being exercised, determined as of the date the Rights are exercised; minus (ii) the aggregate Base Price in effect for the Rights being exercised; and (b) by payment in cash for any fractional Shares which would be issued using the formula contained in (a) above.  Notwithstanding the foregoing, payment for such Rights (including related Dividend Equivalent Units) may be made wholly or partly in cash, in an amount equal to the difference between the Fair Market Value of the Shares used as the basis for determining the value of the Rights being exercised, determined as of the date the Rights are exercised and the aggregate Base Price in effect for the Rights being exercised if the instrument evidencing the grant of such Rights so provides.  Payment shall be made in such manner and at such time or times as provided in such instrument.  Unless otherwise provided by the instrument evidencing the grant of Rights, payment with respect to any part or all of a Participant's Rights (including any related Dividend Equivalent Units) may be deferred, at the Participant's election, upon such terms and conditions as are specified by the Participant, in writing, subject to the restrictions on deferral of compensation contained in Code Section 409A.

ARTICLE 8.
TRANSFERABILITY OF AWARDS

8.01          Restrictions on Transfers.  Except as otherwise provided by Section 8.02 below: (a) any Option granted to an Eligible Person under the Plan shall be nontransferable and may be exercised during the Eligible Person's lifetime only by the Eligible Person; (b) any Restricted Shares, Restricted Units, Performance Shares, Performance Units and Rights granted to an Eligible Person under the Plan shall not be transferable by the Eligible Person during his or her lifetime; and (c) a Participant's right to receive payment of Shares or cash with respect to any Award granted to the Participant under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant.

8.02          Permitted Transfers.  Notwithstanding the provisions of Section 8.01 above, if the instrument evidencing the grant of any Award other than an Incentive Stock Option so provides, the recipient of such Award may transfer his or her rights with respect to such Award, or any portion thereof, to any "family member" of the recipient, as that term is defined in the General Instructions to Form S-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended, subject to such limitations, terms and conditions as may be specified in such instrument.

ARTICLE 9.
EFFECTS OF CHANGE IN CONTROL

9.01          Change in Control.  Notwithstanding any other provision in the Plan to the contrary, except as otherwise provided in the Merger Sale Agreement entered into by the Company in connection with a Change in Control, upon the occurrence of a Change in Control, the following provisions shall apply:

(a)                Each Option outstanding on the day immediately preceding the date on which the Change in Control occurs shall be converted to a right to receive an Option Cash Out Payment.  Payment of the Option Cash Out Payment shall be made to the holder of the Option in one lump sum payment, less applicable withholding taxes, on the date on which the Change in Control occurs.

(b)               Each Right outstanding on the day immediately preceding the date on which the Change in Control occurs shall be converted to a right to receive the Right Cash Out Payment.  Payment of the Right Cash Out Payment shall be made to the holder of the Right in one lump sum payment, less applicable withholding taxes, on the date on which the Change in Control occurs.

(c)                The Restricted Periods applicable to all Restricted Shares and Restricted Units (including any related Dividend Equivalent Units) granted to a Participant hereunder that are still outstanding on the day immediately preceding the date on which such Change in Control occurs shall expire on such date; all Restrictions applicable to such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall lapse on such date; and the Participant's rights to receive delivery or payment with respect to all such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall become nonforfeitable as of such date.  Payment with respect to such outstanding Restricted Shares, Restricted Units and related Dividend Equivalent Units shall be made on the date the Change in Control occurs.  Unless the Committee determines that payment with respect to Restricted Shares and Restricted Units is to be made in the form of a cash payment instead of the issuance and delivery of Shares, the Company shall take whatever steps are necessary to cause all such Restricted Shares and Restricted Units to be issued to the applicable Participants, and to be treated as outstanding, as of the date the Change in Control occurs.

(d)               The Performance Periods applicable to all Performance Shares and Performance Units (including any related Dividend Equivalent Units) granted to a Participant hereunder that are still outstanding on the day immediately preceding the date on which such Change in Control occurs shall end on such date; all Performance Goals that were established in connection with the Award of such Performance Shares or Performance Units shall be deemed to have been satisfied in full as of such date; the number of Performance Shares or the percentage of  the Performance Units as to which payment is to be made in the event the Performance Goal or Goals applicable to the Award of such Shares or Units are met at the targeted level of performance, as specified in the instrument evidencing the grant of such Award, shall be deemed to be earned in full as of such date; and the Participant shall acquire on such date a nonforfeitable right to receive payment with respect to such number of Performance Shares (including any cash payment for dividends payable thereon, if the instrument evidencing the grant of such shares provides for such cash payment), or with respect to such percentage of the Performance Units (and any related Dividend Equivalent Units), determined without any adjustment under Section 6.09(a) or (b).  Payment with respect to such Performance Shares, Performance Units and related Dividend Equivalent Units shall be made on the date the Change in Control occurs.  Unless the Committee determines that payment with respect to such Performance Shares and Performance Units is to be made in the form of a cash payment instead of by the issuance and delivery of Shares, the Company shall take whatever steps are necessary to cause all such Performance Shares and Performance Units to be issued to the applicable Participants, and to be treated as outstanding, as of the date the Change in Control occurs.

9.02          Substitution of New Awards.  Notwithstanding the provisions of Section 9.01, if provided for by a Merger Sale Agreement entered into in connection with a Change in Control, the rights of Participants under any Awards outstanding on the day immediately preceding the Change in Control shall be honored or assumed or new rights issued therefor by the entity which survives the Change in Control (each such honored, assumed or substituted option being hereinafter an "Alternative Award"); provided that, any such Alternative Award satisfies the following criteria:

(a)                the Alternative Award must be based on stock which is traded on an established securities market, or which will be so traded within thirty (30) days of the Change in Control;

(b)               the Alternative Award must provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise schedule; and

(c)                the Alternative Award must have economic value substantially equivalent to the value of such Award (determined at the time of the Change in Control).

ARTICLE 10.
ADMINISTRATION

10.01      Administration of the Plan.

(a)  Except as otherwise specifically provided in the Plan, the Plan shall be administered by: (i) the Board of Directors, with respect to all matters pertaining to Awards that may be granted or that have been granted hereunder to any Director that is an Eligible Person; (ii) by the Compensation Committee, with respect to all matters pertaining to Awards that may be made or that have been made to Employees, except as otherwise provided in (iii); and (iii) by the CEO, with respect to those specific matters pertaining to Awards to Employees who are not Executive Officers that are within the scope of the authority granted to the CEO under Section 10.04 below or delegated by the Compensation Committee to the CEO pursuant to Section 10.02 below.

(b)               No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.  The Company shall, to the maximum extent permitted by applicable law and the Certificate of Incorporation and By-laws of the Company, indemnify and hold each Covered Individual harmless from and against any loss, cost or expense (including reasonable attorney fees) or liability (including any amount paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan or any Award granted pursuant to the Plan.  Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Certificate of Incorporation and By-laws of the Company.

10.02      The Committee's  Power and Authority.  In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority, in its discretion, to establish, from time to time, guidelines or regulations for the administration of the Plan, to interpret the Plan, and to make all determinations it considers necessary or advisable for the administration of the Plan.  All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

                        The Committee may designate Employees of the Company and professional advisors to assist the Committee in its administration of the Plan and may grant authority to Employees of the Company to execute agreements or other documents on behalf of the Committee in connection with the administration of the Plan.  The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant or agent.  The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant or agent.

10.03      Modification of Awards.

(a)     To the extent not inconsistent with the terms of the Plan or any provision of applicable law, the Committee, in its discretion, may waive or modify any of the terms and conditions set forth in the instrument evidencing the grant of any Award made to a Participant hereunder, including without limitation: (i) in the case of any Option,  to permit such Option to become exercisable as to any portion of the Shares subject to the Option at any time earlier than the time specified in such instrument, to extend the term of such Option beyond the date specified in such instrument as the expiration date for the term of the Option (but not beyond the day immediately preceding the tenth anniversary of the Date of Grant of the Option), or to permit such Option, to the extent it has become or becomes exercisable, to remain exercisable for any period of time (including any period after the Eligible Person's Termination of Service for any reason) beyond the period of time specified in such instrument but not beyond the date of expiration of the Option, including any extension thereof permitted under this clause (a); (ii) in the case of any Award of Restricted Shares or Restricted Units, to cause the Restricted Period applicable to such Restricted Shares or Restricted Units (including any related Dividend Equivalent Units) to expire, and the Restrictions applicable to such Restricted Shares or Restricted Units to lapse, as of any date earlier than the date provided for in such instrument; (iii) in the case of any Award of Performance Shares or Performance Units (including any related Dividend Equivalent Units), to cause the Performance Period applicable to such Performance Shares or Performance Units to expire and to treat the Performance Goal or Goals established with respect to such Performance Shares or Performance Units as having been met, in full or in part; and (iv) in the case of any Award of Rights (including any related Dividend Equivalent Units), to cause the Appreciation Period applicable to such Rights to expire as of any date earlier than the date provided for in such instrument.

(b)               Notwithstanding the foregoing, no waiver or amendment may be authorized or directed by the Committee pursuant to this Section 10.03 without the consent of the Participant if: (i) it would adversely affect, to any material extent, any of the rights or obligations of the Participant with respect to such Award; or (ii) in the case of any Option granted hereunder that was intended to constitute an Incentive Stock Option, if such waiver or amendment would cause such Option to fail to be treated as an "incentive stock option" within the meaning of Section 422 of the Code. In addition, no such waiver or amendment may be authorized or directed by the Committee pursuant to this Section 10.03 with respect to any Option, Restricted Shares or Restricted Units, Performance Shares or Performance Units or Rights awarded to any Covered Executive, if such waiver or amendment would cause the delivery of Shares or the payment of any cash amounts that are made with respect to such Award to fail to be deductible for federal income tax purposes pursuant to the applicable provisions of Section 162(m) of the Code and the regulations issued thereunder.

10.04      CEO Power and Authority.  With respect to such number of Shares as the Compensation Committee may in its discretion determine to be available from time to time for the grant of Awards in any form to Employees who are not Executive Officers, the CEO shall have the authority: (a) to determine which of such Employees shall receive Awards in each form specified by the Compensation Committee; (b) to determine the time or times when Awards in such form shall be made to such Eligible Employees; (c) to determine the number of Shares that will be subject to any Option, or the number of Restricted Shares, Restricted Units, Performance Shares, Performance Units or Rights, to be included in any Award to any such Employee; (d) with respect to any Award of Performance Shares or Performance Units made to any such Employees, to make all determinations which the Committee is authorized to make with respect to such Award under the provisions of Section 6.02, Section 6.07 and Section 6.09(a); and (e) with respect to any Awards made to any such Employees pursuant to the CEO's exercise of the authority granted to him under this Section 10.04, to exercise all of the authority and powers granted to the Committee under Section 10.02 above and under the second paragraph of Section 10.02 below, but only to the extent that any such exercise by the CEO is not inconsistent with any action taken by the Compensation Committee, or with any determination, decision or interpretation of the Plan made by the Compensation Committee, under Section 10.02 above or any delegation made by the Compensation Committee under the second paragraph of Section 10.05 below.

            Except for the matters specified in the foregoing paragraph and any additional matters pertaining to Awards to Employees who are not Executive Officers with respect to which authority has been granted to the CEO pursuant to this Section 10.04, the CEO shall not have any of the authority or powers otherwise granted to the Compensation Committee under any other provisions of the Plan.

            The Compensation Committee in its discretion may at any time, by resolution duly adopted by it and without any amendment of the Plan, revoke or modify in any manner or respect the authority and powers granted to the CEO under this Section 10.04.

10.05      Delegation.  In addition to the authority and powers granted to the CEO under Section 10.04 above, the Compensation Committee in its discretion may, by resolution duly adopted by it, delegate to the CEO authority with respect to such other matters pertaining to Awards to Employees who are not Executive Officers as the Compensation Committee may specify in such resolution.  Any authority so delegated to the CEO may be revoked or modified by the Compensation Committee, in whole or in part, at any time.

            The Committee may delegate any ministerial or nondiscretionary function pertaining to the administration of the Plan to any one or more officers or other employees of the Company or any of its Affiliates.

10.06      Non-U.S. Participants.  In order to comply with any applicable provisions of local law and regulations in any foreign country in which the Company or any of its Affiliates operates, the Committee may in its sole discretion: (a) modify the terms and conditions of Awards granted under the Plan to Eligible Persons located in such foreign country; (b) establish subplans with such modifications to the terms of the Plan as it determines to be necessary or appropriate under the circumstances applicable in such foreign country; or (c) take any other action that it deems necessary or appropriate in order to comply with, or obtain any exemptions from the applicability of, the local laws and regulations in such foreign country.

10.07      Designation and Change of Beneficiary.  Each Participant shall file with the Committee, or with such Employee of the Company who has been designated by the Committee to receive same, a written designation of one or more persons as the Beneficiary who shall be entitled to receive any Shares or cash amount payable with respect to any Award upon or after the Participant's death.  A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee or its designee.  The last such designation received by the Committee or its designee shall be controlling; provided, how-ever, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.  If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 10.07, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any Shares or cash amount pay-able under the Plan with respect to the Participant after his or death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

10.08      Taxes.  Notwithstanding any other provision of the Plan, the Company and each of its Affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to the exercise of any Option or with respect any payments to be made in respect of any other form of Award granted to a Participant under the Plan, including but not limited to: (a) deducting the amount of taxes so required to be withheld from any other compensation or other amounts then or thereafter payable to the Participant, and/or (b) withholding delivery of any Shares or payment of any cash amount otherwise required to be delivered or paid to the Participant with respect to the exercise of such Option, or with respect to such other form of Award, until the amount of taxes so required to be withheld has been paid in full to the Company or any of its Affiliated Companies.  With the approval of the Compensation Committee and subject to such terms and conditions as it may require, such amount may be paid in Shares previously owned by the Participant, or by the surrender of a portion of the Shares that otherwise would be delivered or paid to such Participant with respect to his or her Award, or by a combination of payments in cash and Shares.

10.09      Amendment or Termination.      The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that: (a) no amendment, suspension or termination of the Plan shall, without the Participant's written consent, adversely affect the rights of any Participant with respect to any Awards previously granted to the Participant; and (b) no amendment which constitutes a "material revision" of the Plan, as the term material revision is defined in the applicable NASDAQ rules, shall be effective unless approved by the stockholders of the Company in the manner required by such rules and by applicable law.

10.10      Participant Rights Unsecured.  A Participant shall have the status of a general unsecured creditor of the Company with respect to his or her right to receive any cash payment provided for by the instrument containing the terms of any Award made pursuant to the Plan.  The Plan and the instrument containing the terms of any Award providing for the payment of cash shall constitute a mere promise by the Company to make payments in the future of the benefits provided for therein.  It is intended that the arrangements reflected in the Plan be treated as unfunded for tax purposes, as well as for purposes of any applicable provisions of Title I of ERISA.

10.11      Terms of Employment Not Affected.  Neither the Plan nor any Award granted to a Participant hereunder or any other action taken in connection with the Plan shall be construed as giving any Participant any right to be retained in the employment of the Company or any of its Affiliates.  In addition, the Plan, any Award granted to a Participant hereunder and any other action taken by the Committee pursuant to the Plan shall not be deemed or construed to interfere with the right of the Company or any of its Affiliates to terminate a Participant's employment or service at any time subject, however, to the Participant's rights under any employment contract in effect between the Participant and the Company or any of its Affiliates.

            No Award made to a Participant under the Plan, and no payment made with respect to such Award, shall be considered as compensation or wages payable to the Participant for purposes of determining the amount of contributions or benefits the Participant may be entitled to receive under any employee benefit plan of the Company or any of its Affiliates, except as specifically provided in such plan or as otherwise determined by the Board of Directors.

10.12      Successors.  The obligations of the Company under the Plan shall be binding upon any successor Company or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor Company or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

10.13      Binding Effect.  The provisions of the Plan and the terms and conditions contained in the instrument evidencing any Award made to a Participant hereunder shall be binding upon the Participant, his or her successors and permitted transferees.

10.14      Governing Law.  The Plan shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of law principles.

10.15      Effective Date.  The adoption of the Plan was approved by the Board of Directors on November 30, 2004, subject, however, to approval by the stockholders of the Company by a majority of the votes cast in person or by proxy at the 2005 annual meeting of the Company's stockholders including any adjournment thereof. The effective date of the Plan shall be the date of such approval by the Company's stockholders, and any Awards granted hereunder prior to such date shall be contingent upon the approval of this Plan by the Company's stockholders.  In the event that the Company's stockholders do not approve this Plan, any Award granted pursuant to this Plan prior to the date on which the meeting of the Company's stockholders at which the Plan is not approved is held shall be null and void and Participants to whom any such Awards are made shall have no rights whatsoever with respect to any such Awards.

            IN WITNESS WHEREOF, Gibraltar Industries, Inc. has caused this Plan to be executed as of the ____ day of May, 2005.

GIBRALTAR INDUSTRIES, INC.
By:______________________________________

GIBRALTAR INDUSTRIES, INC.
MANAGEMENT STOCK PURCHASE PLAN

            Gibraltar Industries, Inc., a Delaware corporation with offices at 3556 Lake Shore Road, Buffalo, New York (the "Company") desires to increase the level of the commitment which its management employees have in the long term profitability and growth of the Company by increasing the level of ownership which the Company's management employees have in the Company's common stock.

            As a result, the Company has established an equity based incentive compensation plan known as the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the "Omnibus Plan") to enable the Company to grant awards of equity based compensation its employees and to non-employee directors, consultants and service providers.

            The Company desires to use this plan as one of the vehicles through which awards of Restricted Units which it is authorized to issue under the terms of the Omnibus Plan will be issued to certain of its highly compensated management employees.  In this regard, the Company intends that references in the Omnibus Plan to "the instrument evidencing the grant of an Award" (or other language having substantially the same meaning) will include this Plan.

            In connection with the foregoing, the Company hereby adopts the following as the Gibraltar Industries, Inc. Management Stock Purchase Plan.

ARTICLE 1.
DEFINITIONS

            The following words and phrases, when used in this Plan, shall have the following meanings, unless a different meaning is plainly required by the context:

1.01               Account means the account or accounts established and maintained by the Committee for each Participant to reflect the amount which is payable to such Participant under the terms of this Plan.

1.02               Affiliate means any corporation under common control with the Company within the meaning of Internal Revenue Code Section 414(b) and any trade or business (whether or not incorporated) under common control with the Company within the meaning of Internal Revenue Code Section 414(c).

1.03               Annual Bonus Plan means the Gibraltar Industries, Inc. Annual Incentive Compensation Plan as adopted by the Board of Directors on November 30, 2004.

1.04               Beneficiary means any person, firm, corporation, trust or other entity designated, in writing, by a Participant to receive any payment or distribution required to be made under this Plan upon or after the Participant's death, or if none, his or her spouse, or, if neither, his or her estate.

1.05               Applicable Interest Rate means, for each Plan Year, an annual rate of interest equal to the sum of: (a) two percent (2%); and (b) the average of the annualized rates of interest payable on ten (10) year U.S. Treasury Notes, as reported by the Federal Reserve Board on a weekly average basis for the four weeks in which January 1, April 1, July 1 and October 1 of the Plan Year occur.

1.06               Board of Directors means the Board of Directors of the Company.

1.07               Bonus means the amount, if any, payable to an Eligible Employee under the terms of the Annual Bonus Plan for services rendered by the Eligible Employee to the Company or any Affiliate of the Company for a calendar year.  The decision of the Committee as to what the amount of an Eligible Employee's Bonus is within the meaning of the foregoing shall be conclusive.

1.08               Bonus Deferral Unit means each Restricted Unit which is allocated to a Participant's Account pursuant to the provisions of Section 3.01.

1.09               Cause means that the Committee has determined (and provided the Eligible Employee a written statement of its determination) that the Eligible Employee has engaged in egregious acts or omissions which have resulted in material injury to the Company and its business.

1.10               Change in Control means the occurrence of any of the following:

(a)                During any twelve-consecutive month period, any "person" or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than the Company, an Affiliate of the Company, an employee benefit plan sponsored by the Company or any one or more members of the Lipke family becomes the "beneficial owner" (as defined in section 13(d) of the Exchange Act) of thirty five percent (35%) or more of the then outstanding voting stock of the Company through a transaction which has not (or a series of transactions which have not) been arranged by or consummated with the prior approval of the Board of Directors; or

(b)               a majority of the members of the Board of Directors is replaced during any consecutive twelve-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of appointment or election;

(c)                the Company enters into a Merger Sale Agreement; provided however, that the entry into a Merger Sale Agreement shall only be deemed a "Change in Control" if the Eligible Employee's employment with or service to the Company and all of its Affiliates is terminated by his Employer without Cause or by the Eligible Employee for a Good Reason, in each case, at any time during the period beginning on the date the Merger Sale Agreement is executed and ending on the date the transaction contemplated by the Merger Sale Agreement is consummated; or

(d)               the consummation of a Merger Sale.

1.11               Common Stock  means the common stock (par value $0.01 per share) of the Company.

1.12               Committee means: (a) with respect to any Eligible Employee that is an Executive Officer, the Board of Directors upon the recommendation of the Compensation Committee of the Board of Directors; and (b) with respect to any Eligible Employee that is not an Executive Officer, the administrative committee appointed by the Board of Directors to administer this Plan pursuant to Article 7 hereof.

1.13               Compensation means an amount equal to the total salary or wages paid or payable by an Employer to a Participant at the Participant's regular rate for services actually rendered including commissions, overtime and bonuses (whether or not any such salary, wages, commissions, overtime or bonus is actually paid to the Participant as a result of the Participant's election to defer receipt of such compensation) but excluding the amount of any contributions allocated to the account of the Participant under the terms of the Gibraltar 401(k) Plan and the amount of any other contributions or benefits made to or for the benefit of any Participant under any qualified or non-qualified pension, profit sharing, insurance, hospitalization or other plan or policy maintained by the Company for the benefit of any such Participant.  The decision of the Committee as to what constitutes Compensation within the meaning of the foregoing definitions shall be conclusive.

1.14               Deferred Bonus Election Form means the form which a Participant is required to execute and deliver to the Committee on or prior to June 30 of a Plan Year in order to defer his receipt of payment (due to be made in the following Plan Year) of a portion of the Bonus, if any, payable to the Participant with respect to services performed for the Company and its Affiliates in the Plan Year in which the Participant makes the election to defer his receipt of payment of his Bonus.  The Deferred Bonus Election Form shall specify the portion, if any, of the Participant's Bonus which the Participant is electing to defer his receipt of and such other information as may be required by the Committee in its discretion.

1.15               Eligible Employee means each Employee who has been determined by the Committee to be eligible for participation in this Plan.  Any determination by the Committee that an Employee is an Eligible Employee shall be conclusive and binding on all persons.

1.16               Employee means each individual engaged in rendering services to an Employer for wages as defined in Section 3121(a) of the Code.

1.17               Employer means the Company and each Affiliate of the Company.

1.18               Executive Officer means: (a) the Company's Chief Executive Officer; (b) the Company's President; (c) the Company's principal financial officer; (d) the Company's principal accounting officer; (e) any Vice President of the Company who is in charge of a principal business unit, division or function; (f) any other officer of the Company who performs a policy making function for the Company; (g) any officer of any Affiliate who performs policy making functions for the Company; and (h) any other person who performs policy making functions for the Company

1.19               Fair Market Value means, for purpose of determining the value of any Share or Unit, the closing price of a share of Common Stock as reported by the NASDAQ National Market System on the date as of which the determination of Fair Market Value is to be made or, if no sale of Common Stock shall have been made on the NASDAQ National Market System on that day, on the next preceding day on which there was a sale of Common Stock.

1.20               Good Reason means that: (a) the Eligible Employee's annual base salary and/or annual Bonus is reduced or any other material compensation or benefits arrangement for the Eligible Employee is materially reduced (and such reduction is unrelated to the Company's, a Company Affiliate's or the Eligible Employee's performance); (b) the Eligible Employee's duties or responsibilities are negatively and materially changed in a manner inconsistent with the Eligible Employee's position (including status, offices, titles and reporting requirements) or authority; (c) the Company requires the Eligible Employee's work location or residence to be relocated more than 50 miles from its location as of the date the Merger Sale Agreement is executed; or (d) the Company or its successor fails to offer the Eligible Employee a position after the Change in Control comparable to that held by the Executive immediately prior to the Change in Control.

1.21               Internal Revenue Code, Code and IRC each mean the Internal Revenue Code of 1986, as amended.

1.22               Key Employee means any Employee who, at any time during the Plan Year is: (a) a five percent (5%) owner of the Company; (b) a one percent (1%) owner of the Company having annual Compensation from his Employer of more than $150,000; or (c) an officer of the Employer having annual Compensation which is greater than $130,000, adjusted for inflation at the same time and in the same manner that adjustments to contributions and benefits under a tax qualified retirement plan are made under Section 415(d) of the Internal Revenue Code; provided that, the base period for making any such adjustment shall be the calendar quarter beginning July 1, 2001 and any increase in such Compensation which is not a multiple of $5,000 shall be rounded to the next lower multiple of $5,000.  For purposes of Section 1.22(c) above, no more than fifty (50) Employees  shall be treated as officers.

1.23               Matching Units means Restricted Units allocated to a Participant's Account as provided for by Section 4.04 hereof.

1.24               Merger Sale means the consolidation, merger, or other reorganization of the Company, other than: (a) any such consolidation, merger or reorganization of the Company in which holders of Common Stock immediately prior to the earlier of: (i) the Board of Director's approval of such consolidation, merger or other reorganization; or (ii) the date of the stockholders meeting in which such consolidation, merger or other reorganization is approved, continue to hold more than eighty percent (80%) of the outstanding voting securities of the surviving entity immediately after the consolidation, merger, or other reorganization; and (b) any such consolidation, merger or other reorganization which is effected pursuant to the terms of a Merger Sale Agreement which provides that the consolidation, merger or other reorganization contemplated by the Merger Sale Agreement will not constitute a Change in Control for purposes of this Plan.

1.25               Merger Sale Agreement means an agreement between the Company and any one or more other persons, firms, corporations or other entities (which are not Affiliates of the Company) providing for a consolidation, merger or other reorganization in which the holders of Common Stock of the Company immediately prior to the Company's execution of such agreement do not hold more than eighty percent (80%) of the outstanding voting securities of the surviving entity immediately after the consummation of the consolidation, merger, or other reorganization contemplated by such agreement.

1.26               Participant means any Eligible Employee who becomes a participant in the Plan.

1.27               Plan means this non-qualified plan of deferred equity based incentive compensation known as the Gibraltar Industries, Inc. Management Stock Purchase Plan.

1.28               Plan Year means the twelve (12) consecutive month period beginning January 1, 2005 and each twelve (12) consecutive month period beginning on each January 1 thereafter.

1.29               Restricted Unit means each Unit (whether a Bonus Deferral Unit or a Matching Unit) credited to the Account of a Participant and any additional units which may be credited to a Participant's Account with respect to such Units pursuant to the provisions of Section 4.06 hereof.

1.30               Share means a share of Common Stock.

1.31               Unit means a unit of measurement equivalent to one Share, with none of the attendant rights of a shareholder of such Share, (including among the rights which the holder of a Unit does not have are the right to vote such Share and the right to receive dividends thereon), except to the extent otherwise specifically provided herein.

ARTICLE 2.
OVERVIEW OF PLAN OPERATION

2.01               General Description of Plan Operation.  In general, the Plan will be operated in the manner described in this Section 2.01.  The more specific provisions relating to the Plan and its operation are contained in the remaining Articles of this Plan.

 (a)                Individual Employees will be selected for participation in the Plan by the Committee.

(b)               If an Employee is selected for participation in the Plan the Employee will be entitled to defer receipt of up to fifty percent (50%) of the Bonus that the Employee is entitled to receive under the Annual Bonus Plan.

(c)                Due to applicable tax rules, an Eligible Employee that elects to defer his receipt of payment of a portion of his Bonus must file his election to defer a portion of his Bonus with the Committee no later than June 30 of the calendar year in which he performs the services which will give rise to his entitlement to payment of the Bonus to be deferred.

(d)               If an Eligible Employee elects to defer his receipt of payment of a portion of his Bonus, at the time his Bonus is payable (which is in the calendar year following the year in which he makes his election to defer his Bonus), the portion of his Bonus which he has elected to defer will not be paid to him and, instead, the Committee will credit an Account which will be established for his benefit with a number of Restricted Units equal to the number of Shares he could have purchased using the deferred portion of his Bonus at a price per Share equal to the Fair Market Value of a Share on the date he receives payment of his Bonus.

(e)                In addition to the Bonus Deferral Units that are credited to a Participant's Account as described in (d) above, at the same time that Bonus Deferral Units are credited to a Participant's Account, the Committee will credit the Participant's Account with an additional number of Restricted Units (Matching Units) equal to the number of Bonus Deferral Units credited to the Participant's Account.

(f)                 The total value of the Restricted Units credited to a Participant's Account will not be distributable to the Participant until the Participant's employment is terminated or a Change in Control occurs.  However, if the Participant's employment is terminated before he has attained age sixty (60), the Matching Units credited to the Participant's Account will be forfeited and the amount which is distributable to the Participant will only consist of the Bonus Deferral Units credited to the Participant's Account.

(g)                At the time a Participant becomes entitled to a distribution, the number of Restricted Units credited to the Participant's Account will be converted (hypothetically and for accounting purposes only) to a cash amount equal to the total number of Restricted Units credited to the Participant's Account multiplied by the Fair Market Value of one Share determined as of the date the Participant becomes entitled to a distribution.  However, as indicated in Section 2.01(f) above, if the Participant's employment is terminated before he has attained at least age sixty (60), the total number of Restricted Units which are credited to the Participant's Account at the time his employment is terminated will not include any Matching Units.

(h)                If the Participant is entitled to a distribution because his employment has been terminated, the cash value of the Participant's Account will be distributed to the Participant in five (5) substantially equal annual payments beginning in the month of January following the date the Participant's employment is terminated and continuing in each subsequent January thereafter until the full value of the Participant's Account has been distributed.  This  five (5) year period for distribution of the Participant's Account can be extended for up to ten (10) years subject to applicable Internal Revenue Code provisions relating to the deferral of  Compensation.

(i)                  The installment payments required to be made to the Participant (as described in Section 2.01(h) above) shall be paid in cash less applicable withholding taxes.  Alternatively, at the Participant's election, installments will be paid in Shares having an aggregate Fair Market Value equal to the amount of the installment payment required to be made to the Participant, reduced by applicable withholding taxes.

(j)                 If a Participant's Account is to be paid in installments, during the period between the date the Participant's Account is converted to cash and the date the entire value of the Participant's Account is distributed, the value of the Account shall be increased by interest at an annual rate equal to the Applicable Interest Rate, compounded annually.

(k)               If a Participant is entitled to a distribution because a Change in Control has occurred, on the date such Change in Control occurs, each Participant shall be paid an amount equal to the cash value of the Participant's Account determined on the date the Change in Control occurs, in one lump sum payment, less applicable withholding taxes.

ARTICLE 3.
PARTICIPATION

3.01               Commencement of Participation.  As soon as possible after the Committee determines that an Employee has become an Eligible Employee, the Committee shall deliver a written notice to such Employee informing him that he is eligible to become a Participant in this Plan and that he will become a Participant in this Plan upon his execution and delivery to the Committee of a Deferred Bonus Election Form.  If an Employee receives a written notice from the Committee that he is eligible to become a Participant in the Plan and the Employee does not elect to defer his receipt of a portion of the Bonus payable to him following his receipt of such notice, the Employee shall not thereafter be eligible to become a Participant in the Plan with respect to any subsequently payable Bonus unless the Committee provides the Employee written notice that he is eligible to become a Participant in the Plan with respect to any such subsequently payable bonus, prior to the time that the Employee must deliver a Deferred Bonus Election Form to the Committee with respect to such subsequently payable Bonus.

3.02               Deferred Bonus Election Form.  The Committee shall provide each Eligible Employee with a Deferred Bonus Election Form within a reasonable period of time before June 30 of each year that the Eligible Employee is entitled to defer his receipt of a portion of his Bonus.

ARTICLE 4.
DEFERRAL OF BONUS;
MATCHING AND OTHER ALLOCATIONS

4.01               Bonus Deferrals.  Each Eligible Employee shall be entitled to defer his or her receipt of a portion of his or her Bonus by executing and delivering a Deferred Bonus Election Form to the Committee within the time provided for by Section 4.02 hereof.  Notwithstanding anything to the contrary contained in this Plan, the maximum aggregate amount of the Bonus which a Participant shall, pursuant to the terms of this Plan, be permitted to defer his or her receipt of for any Plan Year, shall be equal to fifty percent (50%) of the Bonus payable to the Participant under the terms of the Annual Bonus Plan for services performed in the immediately preceding calendar year.

4.02               Procedure for Making Bonus Deferrals.  In order for a Participant to defer his receipt of the Bonus, if any, which is payable under the terms of the Annual Bonus Plan, the Participant must execute and deliver a Deferred Bonus Election Form to the Committee on or before June 30 of the calendar year in which the services giving rise to the payment of such Bonus are performed.

4.03               Effect of Bonus Deferrals.  If a Participant elects to defer his receipt of any portion of the Bonus which he is entitled to receive under the Annual Bonus Plan for services performed for the Company for a calendar year, the portion of the Bonus which the Participant has elected to defer the receipt of (as set forth in the Deferred Bonus Election Form which the Participant has delivered to the Committee) shall not be paid to the Participant at the time such Bonus would otherwise have been paid and, instead, the Participant's Account shall be credited with a number of Bonus Deferral Units equal to the number of  Shares (including fractional Shares) which could have been purchased with the amount of the Bonus that has been deferred by the Participant at a price per Share equal to the Fair Market Value of a Share determined as of the date on which the Participant is paid the portion of his or her Bonus which has not been deferred pursuant to this Plan.

4.04               Matching Allocations.  For each Plan Year that this Plan is in effect, the Company shall make an allocation of Matching Units to the Account of each Participant with respect to whom Bonus Deferral Units have been credited as provided for by Section 4.03.  The number of Matching Units to be credited to the Account of a Participant for any Plan Year in which Bonus Deferral Units have been credited to such Participant's Account shall be the same as the number of Bonus Deferral Units credited to the Participant's Account for such Plan Year.

4.05               Forfeiture of Matching Units.  If a Participant's employment with the Company is terminated before he has attained at least age sixty (60), the Matching Units credited to the Participant's Account shall be forfeited on the date the Participant's employment is terminated.  For purposes of determining the number of years of service which the Participant has completed with the Company and its Affiliates, years of service with any company (or any division of a company) whose assets or stock has been acquired by the Company or any of its Affiliates shall be included.

4.06               Certain Anti-Dilutive Adjustments.  In the event of any change in the number of outstanding Shares of Common Stock without receipt of consideration by the Company resulting from any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, or any rights offering to purchase Shares of Common Stock at a price substantially below fair market value, or any similar change affecting the Shares of Common Stock the number of Restricted Units credited to a Participant's Account on the date of such change shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder.

ARTICLE 5.
ACCOUNTS

5.01               Participant's Account.  The Committee shall establish and maintain an Account in the name of each Participant to which the Committee shall allocate Bonus Deferral Units and Matching Units.  In addition, at the time a Participant becomes entitled to a distribution of the value of the Restricted Units credited to his Account, the Participant's Account shall be credited (hypothetically and for accounting purposes only) with a dollar amount determined as provided in Section 6.01 below.  The Accounts established by the Committee for Participants in connection with its administration of this Plan shall be for recordkeeping purposes and shall not require any segregation of any assets of the Company.

5.02               Time of Allocation.  In each Plan Year in which a Participant defers the amount of the Bonus which is payable to him in such Plan Year (which Bonus deferral is based on the Participant's election, made in the preceding Plan Year, to defer the payment of any bonus the Participant might earn for such preceding Plan Year), the Bonus Deferral Units and Matching Units required to be allocated to the Participant's Account shall be allocated to the Participant's Account as of the date payment is made to the Participant of the portion of his Bonus (attributable to services performed in the preceding Plan Year) which has not been deferred.

5.03               Allocation Does Not Vest Any Interest.  The fact Bonus Deferral Units and Matching Units have been allocated to the Account of a Participant shall not vest in such Participant or any Beneficiary any right, title or interest in any assets of the Company except at such time or times and upon the terms and conditions herein provided.

5.04               Statement of Account.  At the time that Bonus Deferral Units and Matching Units are credited to the Participant's Account (as provided for in Section 5.02 above) the Committee shall provide a written notice to the Participant which states the number of Bonus Deferral Units and the number of Matching Units credited to the Participant's Account in connection with the Participant's deferral of his receipt of a portion of his Bonus together with a statement of the total number of Bonus Deferral Units and the total number of Matching Units credited to the Participant's Account as of such date.  In addition, as soon as practicable following the end of each Plan Year, the Committee shall deliver to each Participant a statement of: (a) the total number of Bonus Deferral Units and Matching Units which are credited to the Participant's Account.  Finally, if, as provided by Section 6.01 hereof, the Participant's Account is converted to cash (for accounting purposes), as soon as practicable following the end of each Plan Year that the Participant continues to have a balance in his Account, the Committee shall deliver to such Participant a statement of the value of the Participant's Account and the amount of interest credited to the Participant's Account for the Plan Year.

ARTICLE 6.
DISTRIBUTIONS

6.01              Conversion of Account.  If a Participant's employment with the Company and all of its Affiliates is terminated, the Committee shall convert the total number of Restricted Units credited to the Account of the Participant to a cash value equal to the number of Restricted Units credited to the Participant's Account determined as of the date the Participant's employment is terminated multiplied by the Fair Market Value of one Share determined as of the day immediately preceding the date the Participant's employment is terminated.  For purposes of this Section 6.01, the total number of Restricted Units which are credited to a Participant's Account as of the date the Participant's employment is terminated shall not include any Matching Units which are forfeited pursuant to the provisions of Section 4.05 hereof.  In addition, upon the occurrence of a Change in Control, the Committee shall convert the total number of Restricted Units credited to the Accounts of all Participants to a cash value equal, in the case of each Participant, to the number of Restricted Units credited to the Participant's Account determined as of the date the Change in Control occurs multiplied by the Fair Market Value of one Share determined as of the date the Change in Control occurs.  The conversion of the Participant's Account to a cash value shall be for accounting purposes only and shall not require any segregation of any assets of the Company.

6.02               Crediting of Interest.  If the value of a Participant's Account is to be distributed in installments pursuant to Section 6.03 hereof, at the end of each Plan Year following the occurrence of the Distribution Event giving rise to such installment distribution, the Committee shall increase the cash value of the Participant's Account by interest at an annual rate equal to the Applicable Interest Rate.  The amount of the interest to be credited to the Participant's Account shall be compounded annually.

6.03               Distribution of the Participant's Account.  Except as provided in Section 6.04 below, if the employment of a Participant that is a Key Employee is terminated for any reason other than death, the value of such Key Employee's Account shall be distributed in five (5) consecutive annual installments beginning in the month of January immediately following the end of the six (6) month period beginning on the date the Key Employee's employment is terminated and continuing in each succeeding January thereafter until the fifth (5th) January following the end of such six (6) month period, at which time the entire remaining balance in the Participant's Account shall be distributed to the Participant .  In addition, except as provided in Section 6.04 below, if the employment of a Participant that is not a Key Employee is terminated or if the employment of a Participant that is a Key Employee is terminated as a result of his death, the value of such Participant's Account shall be distributed to the Participant in five (5) consecutive annual installments beginning in the month of January immediately following the date the Participant's employment is terminated and continuing in each succeeding January thereafter until the fifth (5th) January following the date the Participant's employment is terminated, at which time the entire remaining balance in the Participant's Account shall be distributed to the Participant.  The amount of each annual installment shall be equal to the value of the Participant's Account determined as of the day immediately preceding the date the installment is to be paid, divided by the total number of annual installments remaining to be paid to the Participant.

6.04              Optional Extension of Period of Distribution.  Notwithstanding the provisions of Section 6.03 hereof, a Participant whose employment has been terminated shall be permitted to extend the period of time in which distribution of the value of his Account is made for a period not to exceed ten (10) years beginning with the first January following the date the Participant's employment is terminated.  Any such extension shall be made in accordance with and subject to any restrictions on the rights of individuals to defer compensation provided for by Section 409A of the Internal Revenue Code and the applicable regulations promulgated thereunder.

6.05              Form For Payment of Account.  Unless otherwise elected by a Participant in writing, amounts required to be distributed to a Participant pursuant to Section 6.03 and 6.04 shall be paid in one payment in the month of January in which any such distribution is to be made, in cash, less the amount of any withholding taxes due with respect to any such payment.  However, a Participant may, by delivering a written request to the Committee on or before the end of the December immediately preceding any January in which a portion of the Participant's Account is to be distributed, receive a distribution of the portion of his Account he is entitled to receive in any such January, in Shares having an aggregate Fair Market Value, determined as of the last business day of the month of the December immediately preceding the month of January in which such payment is to be made equal to the amount of the cash payment (less any applicable holding taxes) which would be made to the Participant in such January had the Participant not elected to receive payment in Shares.  Notwithstanding the foregoing, if any distribution of Shares required to be made to a Participant would result in the distribution of a fractional Share, the value of such fractional Share shall be distributed to the Participant in cash.

6.06              Distribution on a Change in Control.  Upon the occurrence of a Change in Control, each Participant shall be paid an amount equal to the value of his Account, determined as of the date the Change in Control occurs, less any applicable withholding taxes, in cash in one lump sum payment on the date the Change in Control occurs.

6.07              Distributions on Death.  Any payment or distribution required to be made to a Participant under the terms of this Plan shall, in the event of the death of the Participant, be paid to the Participant's Beneficiary at the same time and in the same manner as the payments would have been made to the Participant if he had not died.

ARTICLE 7.
ADMINISTRATION

7.01               The Committee.  Except as provided in Section 1.12 hereof with respect to Executive Officers, the Committee shall consist of not less than three (3) persons appointed by the Board of Directors and shall be the administrative committee which administers the Plan as the plan administrator.  Any member of the Committee may resign by delivering his written resignation to the Board of Directors.  Vacancies arising by resignation, death, removal or otherwise shall be filled by the Board of Directors of the Company.  If at any time no members are currently serving as the Committee, or if no Committee is appointed, the Board of Directors of the Company shall be deemed to be the Committee.

7.02               General Duties and Responsibilities.  The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan.  Any interpretation, construction or determination made in good faith shall be final and conclusive.  The Committee may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan.

7.03               Allocation and Delegation of Responsibilities.  The Committee may engage agents to assist it in carrying out the ministerial, clerical and recordkeeping portion of its administrative functions hereunder.  The Committee members are expressly authorized to allocate among themselves and/or delegate to other named persons or parties, any ministerial, clerical and recordkeeping responsibilities of the Committee relating to the administration of the Plan.

7.04               Records, Reporting and Disclosure.  The Committee shall maintain all the records necessary for the administration of the Plan.  The Committee shall also be responsible for preparing and filing such annual reports and tax forms as may be required by law.  The Committee shall furnish and/or make available for inspection by each Participant covered under the Plan and to each Beneficiary who is entitled to receive benefits under the Plan, such information and reports as may be required by law.

7.05               Expenses and Compensation.  The expenses necessary to administer the Plan shall be borne by the Company.  Expenses include, but are not limited to, those involved in retaining necessary professional assistance from an attorney, an accountant or an actuary.  The Company shall furnish the Committee with such ministerial, clerical and other administrative assistance as is necessary in the performance of its duties.

7.06               Information from the Company.  To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their employment, their retirement, death, disability or termination of employment, and such other pertinent facts as the Committee may require.  The Committee is entitled to rely on such information as is supplied by the Company and shall have no duty or responsibility to verify such information.

7.07               Multiple Signatures.  In the event that more than one person has been duly nominated to serve on the Committee, one signature may be relied upon by any interested party as conclusive evidence that the Committee has duly authorized the action therein set forth and as representing the will of and binding upon the whole Committee.  No person receiving such documents or written instructions and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Plan.  The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting.

7.08               General Fiduciary Liability.  The Company, its Board of Directors, the Committee and each member of the Committee shall not be liable for any actions taken or omitted by any of them except for such acts involving gross negligence or willful misconduct of the party to be charged.  Nothing contained in this Section 7.08 shall be deemed to release, discharge or otherwise limit the liability of the Company, and any successor in interest to the Company for payment to Participants of the amounts described in this Plan.

ARTICLE 8.
AMENDMENT AND TERMINATION

8.01               Amendment. The Board of Directors of the Company shall have the right at any time and from time to time, without the consent of any Participant or Beneficiary, to amend, in whole or in part, any or all of the provisions of this Plan. Notwithstanding the foregoing, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing the value of a Participant's Account determined as of the date any such amendment is adopted or depriving any Participant or the Beneficiary of any Participant of any amount which, as of the date such amendment is adopted, has irrevocably become payable (whether immediately or in the future) to such Participant or Beneficiary under the terms of this Plan as in effect on the day immediately preceding the date on which such amendment is executed.

8.02               Termination.  Subject to the limitation on the right to amend this Plan contained in Section 8.01 hereof, the Company, by action of its Board of Directors shall have the right at any time to discontinue its allocations hereunder and to terminate this Plan.  Upon termination of this Plan, any amounts payable to any Participants or Beneficiaries at the time this Plan is terminated shall continue to be payable to such Participants or Beneficiaries as provided for by this Plan.

ARTICLE 9.
MISCELLANEOUS

9.01               No Rights Created by Plan - Terms of Employment Not Affected.  Neither the establishment of the Plan nor any modification hereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving to any Participant, Beneficiary or other person any legal or equitable right against the Company, his Employer or any officer or Employee thereof or the Committee, except as herein provided.  Under no circumstances shall participation in this Plan by an Employee constitute a contract of continuing employment or in any manner obligate the Employer to continue the services of an Employee.

9.02               Participants Rights Unsecured. The Plan shall at all times be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of the Company for payment of any distributions hereunder.  The rights of a Participant or his Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company and neither the Participant nor his Beneficiary shall have any rights in or against any specific assets of the Company.

9.03               No Guaranty of Benefits.  This Plan has been established to provide for the deferral of compensation of a select group of highly compensated Employees of the Company.  This Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.  Nothing contained in this Plan shall be deemed to constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay the benefits hereunder.

9.04               Benefits Non-Assignable.  No benefit which shall be payable to any person under this Plan, (including a Participant or his Beneficiary), shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Committee, except to such extent as may be required by law.

9.05               Construed Under Applicable Federal Law and New York Law.  This Plan shall be construed according to applicable Federal Law and the laws of the State of New York and all provisions hereof shall be administered according to such laws.

9.06               Masculine Gender to Include Feminine; Singular to Include Plural.  Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

9.07               Headings No Part of Plan.  Heading of sections and subsections of this Plan are inserted for convenience of reference only.  They constitute no part of this Plan are not to be construed in the construction hereof.

9.08               Counterparts.  This Plan may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same Plan and may be sufficiently evidenced by any one counterpart.

                        IN WITNESS WHEREOF, the Gibraltar Steel Corporation has caused this Plan to be executed as of the ____ day of May, 2005.

GIBRALTAR INDUSTRIES, INC.

By__________________________________________